F-1

Partners

Blessed Rock of El Monte

Costa Mesa, California

INDEPENDENT AUDITOR’S REPORT

I have audited the accompanying balance sheet of Blessed Rock of El Monte, a California Limited Partnership as of December 31, 2005 and 2006, and the related statements of operations and changes in partners’ equity, and operating cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blessed Rock of El Monte as of December 31, 2005 and 2006 and the results of its operations and its operating cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

My audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supplementary information shown on page 12 and 13 is presented for the purpose of additional analysis and is not a required part of the basic financial statements of Blessed Rock of El Monte. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

March 7, 2007	33-0724657

F-2

BLESSED ROCK OF EL MONTE

(A California Limited Partnership)

BALANCE SHEETS, DECEMBER 31, 2005 AND 2006

ASSETS

	2006	2005
Current Assets:
Operating cash and equivalents	$584,149	$459,783
Security deposit cash	25,522	25,801
Tenant accounts receivable	1,625	370
Other accounts receivable	6,281	6,281
Prepaid expenses	51,682	61,945
Total current assets	669,259	554,180

Property, Building, and Equipment, At Cost:
Land	1,271,162	1,271,162
Building and improvements	8,030,159	7,992,586
Equipment	54,657	54,657
	9,355,978	9,318,405
Accumulated depreciation	(1,933,378)	(1,728,013)
Property, building, and equipment - net	7,422,600	7,590,392

Other Assets:
Replacement reserve	134,830	156,909
Tax and insurance restricted accounts	33,152	22,073
Total other assets	167,982	178,982
	$8,259,841	$8,323,554

See the accompanying notes to financial statements.

F-3

Blessed Rock of El Monte

Balance Sheets, December 31, 2005 and 2006

LIABILITIES AND PARTNERS’ EQUITY

	2006	2005
Current Liabilities:
Current portion of long-term debt	$49,737	$46,361
Accounts payable	11,556	6,667
Security trust liability	23,635	23,635
Accrued interest	14,175	14,175
Accrued asset management fees	17,810	32,880
Other accruals	37,712	6,025
Unearned rental income	696	1,054
Total current liabilities	155,321	130,797

Long-term Debt:
Mortgage payable, less current portion included above	2,363,046	2,412,783
Notes payable	681,525	681,525
Accrued interest payable	230,335	199,995
Grant loan payable	400,000	400,000
Total long-term debt	3,674,906	3,694,303

Partners’ equity	4,429,614	4,498,454

	$8,259,841	$8,323,554

See the accompanying notes to financial statements.

F-4

BLESSED ROCK OF EL MONTE

(A California Limited Partnership)

STATEMENTS OF OPERATIONS AND CHANGES

IN PARTNERS’ EQUITY FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2006

	2006	2005
Revenue:
Gross potential rents	$723,570	$745,260
Excess rents	149,429	117,337
Less vacancies	(918)	(1,442)
Net rental income	872,081	861,155
Laundry and vending	9,684	13,410
Tenant charges	2,040	1,482
Interest income	3,488	2,490
Other income	-	886
Total revenues	887,293	879,423

Expenses:
Administrative	211,138	200,758
Utilities	80,904	74,145
Operating and maintenance	106,694	128,436
Taxes and insurance	53,138	56,579
Interest	204,853	202,230
Depreciation and amortization	205,365	204,844
Total expenses	859,469	869,615

Net income (loss)	27,824	9,808

Partners’ equity - beginning	4,498,454	4,510,646

Partners’ distributions	(96,664)	(22,000)

Partners’ equity - ending	$4,429,614	$4,498,454

See the accompanying notes to financial statements.

F-5

BLESSED ROCK OF EL MONTE

(A California Limited Partnership)

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2006

	2006	2005
Cash flows from operating activities:
Rental receipts	$858,180	$848,544
Operating interest receipts	2,261	1,704
Other operating receipts	11,724	90,578
Payments to suppliers and employees:
Administrative expenses	(91,469)	(47,918)
Management fees	(37,407)	(99,011)
Utilities	(79,498)	(71,596)
Salaries and wages	(35,402)	(43,358)
Operating and maintenance	(94,059)	(115,758)
Real estate taxes	(7,371)	(7,643)
Payroll taxes	(5,371)	(5,062)
Property insurance	(36,328)	(45,120)
Miscellaneous taxes and insurance	(17,257)	(17,907)
Interest on mortgage	(175,545)	(171,384)
Funding security deposit account	279	33
Net cash provided by operating activities	292,737	316,102

Cash flows from investing activities:
Net tax and insurance impounds	(11,079)	1,843
Net reserve activity, including interest	22,079	(21,330)
Reserve interest	1,227	786
Capital expenditures	(37,573)	-
Net cash used in investing activities	(25,346)	(18,701)

Cash flows from financing activities:
Mortgage principal payments	(46,361)	(43,214)
Partner distributions	(96,664)	(22,000)
Net cash used in financing activities	(143,025)	(65,214)

Net increase (decrease) in cash	124,366	232,187
Cash at beginning of year	459,783	227,596

Cash at end of year	$584,149	$459,783

See the accompanying notes to financial statements.

F-6

Blessed Rock of El Monte

Statements of Cash Flows, December 31, 2005 and 2006

Reconciliation of Net Income (Loss)

to Net Cash Provided by Operating Activities

	2006	2005
Net income (loss)	$27,824	$9,808
Adjustments to reconcile net income (loss) to net cash Provided by operating activities:
Depreciation and amortization	205,365	204,844
Decrease (increase) in:
Security deposit cash	279	168
Receivables	(1,255)	74,430
Prepaids	10,263	(10,048)
Increase (decrease) in:
Payables	8,543	(1,522)
Security deposit liability	-	(135)
Accrued expenses	43,303	39,296
Unearned rental income	(358)	47
Reserve interest earned	(1,227)	(786)

Net cash provided by operating activities	$292,737	$316,102

See the accompanying notes to financial statements.

F-7

BLESSED ROCK OF EL MONTE

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization: Blessed Rock of El Monte, a California limited partnership, was formed on November 22, 1995 by and between Everland, Inc., a California Corporation, as the general partner and Tom Y. Lee as the limited partner. The Partnership Agreement was amended and restated on December 29, 2000 defining the various partners of the partnership as the General Partner, the Managing General Partner, the Limited Partners and the Special Limited Partner.

The Partnership was formed to acquire, construct, own and operate a 137-unit elderly facility apartment complex for low income residents in El Monte, California. The Partnership also generates tax credits to the partners in accordance with the provisions of the code and applicable Treasury regulations. The Partnership has qualified for low income housing tax credits as currently allowable under Section 42 of the Internal Revenue Code.

The Partnership received HOME funds from the City of El Monte and redevelopment funds from the El Monte Community Redevelopment Agency as part of a public program to ensure affordable housing for senior citizen tenants. In addition, the El Monte Community Redevelopment Agency paid various project impact fees to the City of El Monte associated with the construction and development of the Project on behalf of the Partnership.

Capitalization and Depreciation: Assets are recorded at cost and depreciated for financial accounting purposes using the straight-line method over their estimated useful lives. The principal estimated useful lives used in computing the depreciation provisions are 10 to 40 years for building and improvements, and 3 to 10 years for equipment The policy of the project is to charge amounts expended for maintenance, repairs, and minor replacements to expense, and to capitalize expenditures for major replacements and betterments.

Cash and Cash Equivalents: For purposes of reporting cash flows, cash includes unrestricted cash in bank, cash on hand, savings accounts, and all certificates of deposit with original maturities of three months or less.

The Partnership maintains its cash in bank deposit accounts, which at times may exceed federally insured limits. The Partnership has not experienced any losses in such accounts. The Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

Deferred Costs: Deferred costs, comprised of tax credit fees and organization costs are being amortized over five years.

F-8

Blessed Rock of El Monte

Notes to Financial Statements, December 31, 2006

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect: (1) the reported amounts of assets and liabilities and disclosure of contingencies at the date of the financial statements, and (2) the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Rental Income and Unearned Rents: The Partnership rents apartment units on a month to month basis and recognizes revenues when earned. Advance receipts of rents are classified as liabilities until earned.

Income Taxes: No provision is made for income taxes since such taxes, if any, are the liability of the individual partners.

2.	RESTRICTED FUNDS

The Partnership is required to make monthly impound deposits to cover insurance premiums, property taxes and to maintain a reserve for replacements. These restricted funds are held by, and expenditures are subject to supervision and approval by, GMAC Commercial Mortgage.

3.	MORTGAGE PAYABLE

Mortgage payable consists of a 7.05% real estate mortgage, payable to GMAC Commercial Mortgage, collateralized by a deed of trust on the real property. The obligation is payable in aggregate monthly principal and interest installments of $18,188 beginning July 1, 1998 with a balloon payment in the amount of $2,017,000 payable June 1, 2013.	$2,412,783

Less current portion	(49,737)

$2,363,046

The amounts maturing for the next five years are:

2007	$49,737
2008	53,360
2009	57,245
2010	61,414
2011	65,887

F-9

Blessed Rock of El Monte

Notes to Financial Statements, December 31, 2006

4.	NOTES PAYABLE

Notes payable at December 31, 2005 consist of the following:

4% note payable with a term of 15 years, payable to El Monte Community Redevelopment Agency (RDA), secured by deed of trust and rents from Project. Note subject to prepayment in whole or in part based on events constituting default under terms of promissory note agreement. Payments of interest and principal made annually beginning on April 1, 2003, and thereafter on April 1 until outstanding principal balance of note and all accrued interest paid in full. Payments paid from 50% of the residual rental income, as defined in the promissory note agreement. Payments, if any, applied first to accrued interest and second to principal of note. At December 31, 2006, accrued interest on note was $41,105.	$250,878

1% note payable with a term of 30 years beginning April 3, 1996, payable to RDA for various development fees, secured by a deed of trust and rents from the Project. Commencing April 3, 1997, and thereafter on April 3 for the following 6 succeeding years, payment of $4,239 due each year. Payment increases to $8,478 April 3, 2004 and continues the next 7 succeeding years. April 3, 2012, payment increases to $32,534 and continues the next 14 succeeding years, or until paid in full. Payments to be paid from 50% of residual rental income, as defined in promissory note agreement. Payments first applied to interest. At December 31, 2006, accrued interest on note was $17,230.	430,647

$681,525

F-10

Blessed Rock of El Monte

Notes to Financial Statements, December 31, 2006

5.	GRANT LOAN PAYABLE

The Partnership received a loan of $400,000 on April 3, 1996 from the City of El Monte as part of a public program to ensure affordable housing for senior citizen tenants. Interest accrues on the principal amount at 4%, with a term of 55 years. Loan is secured by a deed of trust and rents from the Project. At maturity, the principal amount of the loan and all accrued interest shall be deemed discharged and waived by the City unless there is an occurrence of an event of default, as specified under the loan agreement. If default occurs, the City of El Monte is entitled to exercise its rights and the entire principal amount outstanding and any accrued interest could become due and payable at the option of the City of El Monte. Accrued interest at December 31, 2006 was $172,000.

6.	RELATED PARTY TRANSACTIONS

Project or Loss Allocations: All items included in the calculation of income or loss not arising from a sale or refinancing, and all tax credits, shall be allocated 98.99% equally to the limited partners, .01% to the special limited partner, .99% to the general partner, and .01% to the managing general partner.

Management Fee: A monthly property management fee in an amount computed at 5% of the collected gross revenue is payable to the management agent. Property management services to the Partnership are provided by an affiliate of the limited partners. Property management fees were $43,206 and $43,333 for the years 2005 and 2006, respectively.

Incentive Management and Other Fees: Under the terms of the Limited Partnership Agreement, incentive management fees shall be paid to the general partner for services incidental to the administration of the business and affairs of the Partnership. Reporting fees shall be paid to the limited partners for services performed in monitoring the operations of the Partnership, services in connection with the Partnership’s accounting matters and assisting with the preparation of tax returns. The limited partners earned $46,889 in reporting fees for 2005 and $68,279 for 2006.

The managing general partner earned $16,440 annually for an operational asset management fee for the years 2001 through 2006. Balance of accrued operational asset management fee at December 31, 2006 is $17,810.

F-11

Blessed Rock of El Monte

Notes to Financial Statements, December 31, 2006

7.	CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

The Partnership’s sole asset is a 137-unit apartment complex. The Partnership’s operations are concentrated in the multifamily real estate market. In addition, the Partnership operates in a heavily regulated environment. The operations of the project are subject to the administrative directives, rules and regulations of local regulatory agencies. Such administrative directives, rules and regulations are subject to change. Such changes may occur with little notice or inadequate funding to pay for related costs, including the additional administrative burden, to comply with a change.

F-12

SUPPLEMENTARY INFORMATION

F-13

BLESSED ROCK OF EL MONTE

(A California Limited Partnership)

SUPPLEMENTAL SCHEDULE OF EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2005 and 2006

	2006	2005
Site management payroll	$34,027	$30,830
Manager's rent-free apartment	12,288	12,288
Management fee	43,333	43,206
Reporting/asset management fee	68,823	63,329
Audit fee	6,700	6,000
Legal fees	-	424
Telephone and answering service	5,675	4,731
Office supplies	4,050	4,528
Educational and social programs	8,640	11,520
Health insurance and other employee benefits	4,226	4,349
Payroll taxes	5,371	5,062
Workers' compensation	8,029	8,536
Other administration	9,976	5,955
Subtotal administrative expenses	211,138	200,758

Electricity	30,475	22,412
Water and sewer	23,862	23,294
Fuel	20,816	24,196
Garbage and trash removal	5,751	4,243
Subtotal utilities	80,904	74,145

Maintenance and repairs payroll	12,785	12,528
Maintenance and repairs supply	8,715	7,472
Maintenance and repairs contract	29,582	19,337
Painting and decorating	17,753	25,216
Grounds	8,693	10,519
Services	1,430	2,195
Furniture and furnishings replacement	27,736	51,169
Subtotal maintenance expenses	106,694	128,436

Property taxes	7,371	7,644
Other taxes and licenses	3,930	3,995
Property and liability insurance	40,765	43,913
Other insurance	1,072	1,027
Subtotal tax and insurance	53,138	56,579

Interest	202,230	204,853

Depreciation and amortization	205,365	204,844

Total expenses	$859,469	$869,615

F-14

FINANCIAL STATEMENTS AND
INDEPENDENT ACCOUNTANTS’ REPORT

BLESSED ROCK OF EL MONTE

(A CALIFORNIA LIMITED PARTNERSHIP)

DECEMBER 31, 2007

Blessed Rock of El Monte

(A California Limited Partnership)

Reznick Group, RC. 7700 Old Georgetown Road Suite 400 Bethesda, MD 20814-6224	Tel: (301) 652-9100 Fax: (301) 652-1848 www.reznickgroup.com

INDEPENDENT AUDITOR’S REPORT

To the Partners

Blessed Rock of El Monte

We have audited the accompanying balance sheet of Blessed Rock of El Monte (a California Limited Partnership) as of December 31, 2007, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blessed Rock of El Monte as of December 31, 2007, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed more fully in note 8 of the financial statements, certain errors resulting principally in the overstatement of depreciation and amortization due to misallocation of building, deferred fees and organization cost, in prior years, were discovered by management of the Partnership during the current year. Accordingly, adjustments have been made to partners’ equity (deficit) as of January 1, 2007, to correct the errors.

Skokie, Illinois	Taxpayer Identification Number
December 17, 2008	52-1088612

Lead Auditor: Jeff Dowd

Atlanta ● Austin ● Baltimore ● Bethesda ● Birmingham ● Charlotte ● Chicago ● Los Angeles ● Sacramento ● Tysons Corner

Blessed Rock of El Monte

(A California Limited Partnership)

BALANCE SHEET

December 31, 2007

Current assets
Cash and cash equivalents	$742,805
Accounts receivable - tenants	697
Accounts receivable - other	6,281
Prepaid expenses	16,709

Total rental property	766,492

Deposits held in trust - funded
Tenant security deposits	23,710

Restricted deposits and funded reserves
Mortgage escrow deposits	21,386
Replacement reserve (note 3)	156,559

Total restricted deposits and funded reserves	177,945

Property and equipment (note 1)
Land and land improvements	1,271,162
Buildings	8,099,384
Furnishings	57,645
9,428,191
Less accumulated depreciation	(2,159,703)

Total property and equipment	7,268,488

Other assets
Deferred fees, net	35,780

Total other assets	35,780
Total assets	$8,272,415

(continued)

Blessed Rock of El Monte

(A California Limited Partnership)

BALANCE SHEET - CONTINUED

December 31, 2007

LIABILITIES AND PARTNERS’ EQUITY
Current liabilities
Accounts payable	$11,404
Accrued management fee	3,882
Accrued mortgage loan interest	13,883
Accrued interest	72,677
Miscellaneous current liabilities	13,700
Prepaid rent	4,122
Current maturities of long term liabilities (note 3)	53,360

Total current liabilities	173,028

Deposit liabilities
Tenant security deposits	23,710

Long-term liabilities
Mortgage loan payable, net of current maturities (note 3)	2,309,685
Notes payable (note 4)	681,525
Grant loan payable	400,000
Accrued interest	188,000

Total long-term liabilities	3,579,210

Total liabilities	3,775,948

Contingency (note 7)

Partners’ equity (note 6)	4,496,467

Total liabilities and Partners’ equity	$8,272,415

See notes to financial statements

Blessed Rock of El Monte

(A California Limited Partnership)

STATEMENT OF OPERATIONS

Year ended December 31, 2007

Income from rental operations
Rental income - tenant, net	$927,076
Laundry and vending	10,417
Interest income	7,330
Miscellaneous revenue	5,184
Tenant charges	1,313

Total income from rental operations	951,320

Administrative expenses
Advertising and marketing	294
Office expenses	22,266
Other renting expenses	960
Management fee Manager salaries	44,489 41,261
Legal expenses - Project	4,316
Bookkeeping fees	1,000
Audit expenses	9,950
Bad debts	38
Miscellaneous administrative expenses	14,451

Total administrative expenses	139,025

Utilities expense
Electricity	27,360
Water	25,609
Gas	20,664

Total utilities expense	73,633

Operating and maintenance expenses
Payroll	16,857
Supplies	40,304
Contracts	46,163
Miscellaneous operating expenses	355
Garbage and trash removal	6,229

Total operating and maintenance expenses	109,908

(continued)

Blessed Rock of El Monte

(A California Limited Partnership)

STATEMENT OF OPERATIONS - CONTINUED

Year ended December 31, 2007

Taxes and insurance
Real estate taxes	11,816
Payroll taxes	7,355
Property and liability insurance	37,439
Fidelity bond insurance	615
Workers’ compensation	9,514
Health benefits and other employee benefits	5,865
Miscellaneous	4,864
Property tax administrative cost	-

Total taxes and insurance	77,468

Income before financial expenses, depreciation and amortization	551,286

Financial expenses
Interest on mortgage loan payable	169,156
Interest on notes payable	14,342
Interest on grant loan payable	16,000
Asset management fee	108,926

Total financial expenses	308,424

Income before depreciation and amortization	242,862

Depreciation	212,807
Amortization	6,899

Net income	$23,156

See notes to financial statements

Blessed Rock of El Monte

(A California Limited Partnership)

STATEMENT OF CHANGES IN PARTNERS’ EQUITY (DEFICIT)

Year ended December 31, 2007

	Managing General Partner	General Partner	Special Limited Partner	Limited Partners	Total
Partners’ equity (deficit), December 31, 2006, as previously stated	$(1,975)	$(895)	$(81,036)	$4,513,520	$4,429,614

Prior period adjustment	9	9	906	90,568	91,492
Partners’ equity (deficit), December 31, 2006, as restated	(1,966)	(886)	(80,130)	4,604,088	4,521,106

Distributions	(23,897)	-	-	(23,898)	(47,795)

Net income	2	2	229	22,923	23,156

Partners’ equity (deficit), December 31, 2007	$(25,861)	$(884)	$(79,901)	$4,603,113	$4,496,467

See notes to financial statements

Blessed Rock of El Monte

(A California Limited Partnership)

STATEMENT OF CASH FLOWS

Year ended December 31, 2007

Cash flow from operating activities
Net income	$23,156
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	212,807
Amortization	6,899
Changes in:
Tenant security deposits	1,812
Tenant accounts receivable	928
Prepaid expenses	2,093
Tenant security deposits liability	75
Accounts payable	(151)
Accrued mortgage loan interest	(292)
Accrued liabilities	(8,942)
Accrued management fee	3,882
Accrued interest payable on second mortgage	30,342
Prepaid rent	3,426
Net cash provided by operating activities	276,035
Cash flows from investing activities
Purchase of property and equipment	(9,883)
Net change in escrow deposits	11,766
Net change in replacement reserve	(21,729)
Net cash used in investing activities	(19,846)
Cash flows from financing activities
Principal payments on mortgage payable	(49,738)
Distributions	(47,795)
Net cash used in financing activities	(97,533)
Net change in cash and cash equivalents	158,656
Cash and cash equivalents, beginning	584,149
Cash and cash equivalents, ending	$742,805

See notes to financial statements

Blessed Rock of El Monte

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Blessed Rock of El Monte (a California Limited Partnership) was organized on February 14, 1996 to acquire, construct, own and operate a 137-unit apartment project (the “Project”) known as Blessed Rock of El Monte located in El Monte, California.

The Project is eligible and qualifies for low-income housing tax credits in accordance with Section 42 of the Internal Revenue Code (the “Code”) of 1986. Generally, the low-income housing credit is computed as a percentage of the qualified basis of the property including the rehabilitation and is allowed annually during a period of ten years commencing with the years the building is placed into service. In addition, in order to qualify for the credit, the Partnership must conform with certain occupancy standards as set forth in the Code.

The following is a summary of significant accounting policies followed in the preparation of these financial statements:

Property and equipment

Property and equipment is recorded at cost. The assets are being depreciated using the straight-line method over the estimated useful lives. The cost of maintenance and repairs is charged to income as incurred. Significant renewals and betterments are capitalized.

Assets are depreciated over their estimated useful lives. The estimated service lives of the assets for depreciation purposes may be different than their actual economic useful lives.

	Method	Estimated lives
Buildings	Straight-line	40 years
Land improvements	Straight-line	15 years
Furnishings	Straight-line	5 years

Management of the Partnership assesses the recoverability of property and equipment by determining whether the depreciation of such assets over their remaining lives can be recovered through projected undiscounted cash flows. The amount of impairment, if any, is measured based on fair value (projected discounted cash flows) and is charged to operations in the period in which such impairment is determined by management. To date, management has not identified any impairment of property and equipment.

Blessed Rock of El Monte

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

December 31, 2007

Deferred fees and Amortization

Loan fees are amortized over the term of the mortgage loan using the straight-line method. Accounting principles generally accepted in the United States of America require that the effective yield method be used to amortize financing costs; however, the effect of using the straight-line method is not materially different from the results that would have been obtained under the effective yield method. Tax credit fees are amortized over 15 years using the straight-line method.

Rental income

Rental income is recognized as rentals become due. Rental payments received in advance are deferred until earned. All leases between the Partnership and the tenants of the property are operating leases.

Tenant receivable and bad debt

Delinquent receivables are written off and included in bad debt expense in the period the balances are deemed to be uncollectible, which is generally after the tenant vacates.

Accounting principles generally accepted in the United States of America require that the allowance method be used to recognize bad debts; however, the effect of using the direct write-off method is not materially different from the results that would have been obtained under the allowance method.

Property taxes

Property taxes are expensed in the year of lien on the property such that twelve months of expense is charged to operations each period.

Cash and cash equivalents

For purposes of the statement of cash flows, the Partnership considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. At December 31, 2007, cash and cash equivalents consist of two unrestricted checking accounts and a petty cash fund.

Blessed Rock of El Monte

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

December 31, 2007

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Income taxes

Blessed Rock of El Monte is a Partnership, and thus income, losses, and credits are recognized for federal income tax purposes by the individual Partners. Accordingly, no provision for federal or state taxes on revenue and income has been recognized in the accompanying financial statements.

Advertising costs

Advertising costs are expensed as incurred. Advertising expense totaled $294 for the year ended December 31, 2007.

Reclassification

Certain prior year amounts have been reclassified to conform to the current year financial statement presentation. These reclassifications had no effect on the reported net loss of the Partnership.

Concentration of credit risk

The Partnership deposits its cash in financial institutions. At times, deposits may exceed federally insured limits. The Partnership has not experienced any losses in such accounts.

The Partnership’s operations are concentrated in the multifamily real estate market. In addition, the Partnership operated in a heavily regulated environment. The operations of the Partnership are subject to the administrative directives, rules and regulations of federal, state and local regulatory agencies. Such administrative directives, rules and regulations are subject to change by an act of Congress. Such changes may occur with little notice or inadequate funding to pay for the related cost, including the additional administrative burden, if any, to comply with a change.

Blessed Rock of El Monte

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

December 31, 2007

NOTE 2 - DEFERRED FEES AND AMORTIZATION

The costs incurred to obtain financing and tax credits have been capitalized and are being amortized. The balance of such costs at December 31, 2007 is as follows:

	Amortization
	Period
Loan fees	16 years	$40,800
Tax credit fees	15 years	65,241
		106,041
Less: Accumulated amortization		(70,261)
Net capitalized costs		$35,780

As a result of a reevaluation of accumulated amortization through December 31, 2007 it was determined that excess amortization had been taken in prior years and a correction was made resulting in a net recovery amount of $9,256 for 2007.

NOTE 3 - MORTGAGE LOAN

The Partnership has entered into a mortgage loan agreement in the original amount of $2,720,000. The loan agreement provides, among other things, for the following:

a.	An interest rate of 7.05% per annum;
b.	Monthly principal and interest payments of $18,188;
c.	A balloon payment of $2,017,000 payable June 1, 2013;
d.	A maturity date of June 1, 2013; and
e.	The funding of a reserve fund for replacing assets of the Project

Blessed Rock of El Monte

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

December 31, 2007

Mortgage loan principal payments for each of the next five years and thereafter are estimated as follows:

2008	$53,360
2009	57,245
2010	61,414
2011	65,887
2012	70,686
Thereafter	2,054,453
$2,363,045

The liability of the Partnership under the mortgage loan is limited to the underlying value of the property and equipment collateral in addition to other amounts deposited with the lender. For the year ended December 31, 2007, interest expense was $169,156, and accrued interest was $13,883 as of December 31, 2007.

Replacement reserve

In accordance with the Partnership Agreement, the Partnership is required to establish and maintain a replacement reserve account for the purpose of capital improvements. The reserve account is to be funded in the amount of $20,544 per year. As of December 31, 2007, the balance of the replacement reserve was $156,559.

NOTE 4 - NOTES PAYABLE

Notes payable at December 31, 2007 consist of the following:

A 4% note payable in the amount of $250,878, with a term of 15 years, is payable to El Monte Community Redevelopment Agency (RDA), secured by a deed of trust and rents from the Project. Payments of interest and principal are made annually beginning on April 1, 2003, and thereafter each April 1, until the outstanding principal balance of the note and all accrued interest are paid in full. Payments are to be paid from 50% of the residual rental income, as defined in the promissory note agreement. Payments, if any, are applied first to accrued interest and second to principal on the note. At December 31, 2007, accrued interest on the note was $51,141.

Blessed Rock of El Monte

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

December 31, 2007

A 1% note payable in the amount of $430,647, with a term of 30 years beginning April 3, 1996, is payable to RDA for various development fees, secured by a deed of trust and rents from the Project. Commencing April 3, 1997, and thereafter on each April 3 for the following six succeeding years, payments of $4,239 were due. Payments increased to $8,478 April 3, 2004 and continue for the next seven succeeding years. On April 3, 2012, payments increase to $32,534 and continue for the next 14 succeeding years, or until paid in full. Payments to be paid from 50% of residual rental income, as defined in promissory note agreement. Payments first applied to interest. At December 31, 2007, accrued interest on the note was $21,536.

Cash held for payment of notes

The Partners’ calculation of 50% of residual rental income for 2006 was $72,677. This amount was not confirmed by RDA, nor was the required payment made during 2007. The agent is currently attempting to confirm the amount due and forward the payment to RDA.

Grant loan payable

The Partnership received a loan of $400,000 on April 3, 1996 from the City of El Monte as part of a public program to ensure affordable housing for senior citizen tenants. Interest accrues on the principal amount at 4%, with a term of 55 years. The loan is secured by a deed of trust and rents from the Project. At maturity, the principal amount of the loan and all accrued interest shall be deemed discharged and waived by the City unless there is an occurrence of an event of default, as specified under the loan agreement. If default occurs, the City of El Monte is entitled to exercise its rights and the entire principal amount outstanding and any accrued interest could become due and payable at the option of the City of El Monte. Accrued interest at December 31, 2007 was $188,000

Blessed Rock of El Monte

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

December 31, 2007

Accrued interest at December 31, 2007, is as follows:

4% note payable	$51,141
1% note payable	21,536
Grant loan	188,000
260,677
Cash held	(72,677)
Accrued interest on second mortgage	$188,000

NOTE 5 - RELATED PARTY TRANSACTIONS

Operational asset management fee

The Partnership Agreement provides for an asset management fee equal to $10 per unit per month, to accrue to the Managing General Partner and is payable based on the cash flow provisions of the Partnership Agreement. The fee to be paid is cumulative if not paid each year. During the year ended December 31, 2007, $6,233 of operational asset management fees were incurred and paid. At December 31, 2007, no amounts remained payable.

Asset management fee

.

The Partnership Agreement provides for an asset management fee equal to 30% of Remaining Cash, as defined, to accrue to the Limited Partner and is payable based on the cash flow provisions of the Partnership Agreement. The fee to be paid is cumulative if not paid each year. During the year ended December 31, 2007, $68,279 was incurred and paid.

Incentive management fee

The Partnership shall pay to the General Partner an incentive management fee equal to 40% of Remaining Cash, as defined. The incentive management fee shall be paid from available cash flow and does not accrue from year to year. For the year ended December 31, 2007, incentive management fees of $31,864 were incurred and paid.

Blessed Rock of El Monte

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

December 31, 2007

Reporting fee

The Partnership shall pay to each Limited Partner a reporting fee equal to 15% of the Cash Flow from Operations, as defined, but should not be less than $6,000 for each Limited Partner. The reporting fee shall be paid from available cash flow and accrues from year to year. For the year ended December 31, 2007, a reporting fee of $2,550 was incurred and paid.

Management Fee

For the period January 1, 2006 through July 18, 2007, the Partnership’s management agent was WNC Management, an affiliate of the General Partner (the “Former Agent”). Effective July 19, 2007, the Partnership entered into an agreement with Professional Property Management, LLC (“PPM”), an unrelated party (the “Agent”), in connection with the management of the Project’s rental operations. For the year ended December 31, 2007, management fees expensed were $44,489, of which $3,882 remained payable.

NOTE 6 - PARTNERS’ PROFIT, LOSSES, AND DISTRIBUTIONS

In general, income (loss), tax credits and cash flow from operations are allocated 98.99% to the Limited Partners, .99% to the Special Limited Partner, .01% to the General Partner and .01% to the Managing General Partner.

Income (loss) and cash flow from sources other than operations will be allocated pursuant to the terms of the Partnership Agreement regarding such.

NOTE 7 - CONTINGENCY

The Project’s low-income housing credits are contingent on its ability to maintain compliance with applicable sections of Section 42. Failure to maintain compliance with occupant eligibility, and/or unit gross rent, or to correct non-compliance within a specified time period could result in recapture of previously taken tax credits plus interest. In addition, such potential noncompliance may require an adjustment to the contributed capital by the Investor Limited Partner.

Blessed Rock of El Monte

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

December 31, 2007

NOTE 8 - RESTATEMENT OF BEGINING PARTNERS EQUITY (DEFICIT)

During 2007 management determined that original costs related to building, deferred fees, and organization costs had been incorrectly allocated. As a result building costs and deferred fees were understated by $62,330 and $106,041, respectively, while organization costs had been overstated. After adjusting building, deferred fees and organization costs to reflect the correct allocations it was determined accumulated depreciation and amortization had been overstated in prior years by $79,927 and $11,565, respectively. As a result, net adjustments totaling $91,492 have been made to beginning partners’ equity as of January 1, 2007, to correct for these errors.

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITOR’S REPORT

BLESSED ROCK OF EL MONTE

DECEMBER 31, 2008

1

BLESSED ROCK OF EL MONTE

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

Blessed Rock of El Monte

We have audited the accompanying balance sheet of Blessed Rock of El Monte, a California Limited Partnership, as of December 31, 2008 and the related statements of operations, changes in partners’ capital and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the Standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blessed Rock of El Monte as of December 31, 2008 and the results of its operations, changes in partners’ capital and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Metairie, Louisiana

March 1, 2009

3421 N. Causeway Blvd., Suite 701. Metairie, LA 70002 Telephone (504) 837-0770 . Fax (504) 837-7102

Member of

IGAF Worldwide - Member Firms in Principal Cities . PCAOB - Public Company Accounting Oversight Board

AICPA Centers . Center for Public Company Audit Firms (SEC)

Governmental Audit Quality Center . Private Companies Practice Section (PCPS)

3

BLESSED ROCK OF EL MONTE

BALANCE SHEET

DECEMBER 31, 2008

ASSETS
Current Assets
Cash	$563,168
Accounts Receivable	6,281

Total Current Assets	569,449

Restricted Reserves and Escrows
Tax and Insurance Escrow	45,199
Replacement Reserve	178,178
Tenant Security Deposits	23,823

Total Restricted Reserves and Escrows	247,200

Property and Equipment
Land	1,322,838
Buildings and Improvements	8,129,484
Furniture and Equipment	124,266
Total Property and Equipment	9,576,588
Less: Accumulated Depreciation	(2,375,206)
Property and Equipment, Net	7,201,382

Other Assets

Deferred Fees, Net	28,881

TOTAL ASSETS	$8,046,912

See auditor’s report and accompanying notes to the financial statements.

4

BLESSED ROCK OF EL MONTE

BALANCE SHEET

DECEMBER 31, 2008

LIABILITIES AND PARTNERS’ CAPITAL

Current Liabilities
Accounts Payable	$2,107
Accrued Management Fees	3,954
Accrued Interest	13,569
Accrued Expenses	13,700
Current Portion Mortgage Payable	57,245
Prepaid Rents	2,487

Total Current Liabilities	93,062

Deposits & Prepayment Liabilities
Tenants’ Security Deposits	23,725

Long Term Liabilities
Mortgage Payable	2,309,686
Less: Current Portion	(57,245)
Notes Payable	637,331
Grant Payable	400,000
Accrued Interest, Long Term	230,516

Total Long Term Liabilities	3,520,288

Total Liabilities	3,637,075

Partners’ Equity

Partners’ Equity	4,409,837
TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$8,046,912

See auditor’s report and accompanying notes to the financial statements.

5

BLESSED ROCK OF EL MONTE

STATEMENT OF OPERATIONS

DECEMBER 31, 2008

Revenue
Rental Income	$946,624
Tenant Charges	1,147
Miscellaneous revenue	13,727

Total Revenue	961,498

Operating expenses
General and administrative	69,444
Management fee	47,399
Legal and other professional fees	46,865
Utilities	77,026
Tax and insurance	94,650
Repairs and maintenance	93,973
Financial expenses	343,524

Total Operating Expenses	772,881

Operating Income (Loss)	188,617

Other Income and (Expenses)
Interest income	7,442
Depreciation and amortization	(222,402)

Net Other Income and (Expenses)	214,960

Net Income (Loss)	$(26,343)

See auditor’s report and accompanying notes to the financial statements.

6

BLESSED ROCK OF EL MONTE

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

DECEMBER 31, 2008

			Total
	General	Limited	Partners’
	Partners	Partners	Capital
Balance - January 1, 2008	$(26,745)	$4,523,212	$4,496,467

Net Income (Loss)	(263)	(26,080)	(26,343)

Distributions to Members	-	(60,287)	(60,287)

Balance - December 31, 2008	$(27,008)	$4,436,845	$4,409,837

Percentages	1%	99%	100%

See auditor’s report and accompanying notes to the financial statements.

7

BLESSED ROCK OF EL MONTE

STATEMENT OF CASH FLOWS

DECEMBER 31, 2008

Cash flows from operating activities:
Net Loss	$(26,343)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	222,402
(Increase) decrease in accounts receivable	697
(Increase) decrease in prepaid expenses	16,709
Increase (decrease) in accounts payable	(9,297)
Increase (decrease) in security deposits payable	15
Increase (decrease) in accrued management fee	72
Increase (decrease) in prepaid rent	(1,635)
Increase (decrease) in accrued interest payable	(30,475)
Total adjustments	198,488
Net cash provided (used) by operating activities	172,145

Cash flows from investing activities:
Purchase of property and equipment	(148,397)
(Deposit) withdrawal tax and insurance escrows	(23,813)
(Deposit) withdrawal reserve	(21,619)
(Deposit) withdrawal security deposit account	(113)
Net cash provided (used) by investing activities	(193,942)

Cash flows from financing activities:
Principal payments on mortgage payable	(44,194)
Principal payments on notes payable	(53,359)
Distributions	(60,287)
Net cash provided (used) by financing activities	(157,840)

Net increase (decrease) in cash and equivalents	(179,637)
Cash and equivalents, beginning of year	742,805

Cash and equivalents, end of year	$563,168

See auditor’s report and accompanying notes to the financial statements.

8

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

NOTE A - NATURE OF OPERATIONS

Blessed Rock of El Monte, a California Limited Partnership, was organized on February 14, 1996 to acquire, construct, own and operate a 137-unit apartment project known as Blessed Rock of El Monte (“the Project”) located in El Monte, California.

The Project is eligible and qualifies for low-income housing tax credits in accordance with Section 42 of the Internal Revenue Code of 1986. Generally, the low-income housing credit is computed as a percentage of the qualified basis of the property including rehabilitation and is allowed annually during a period of ten years commencing with the years the building is placed into service. In addition, in order to qualify for the credit, the Partnership must conform with certain occupancy standards as set forth in the Code.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Partnership prepares its financial statements on the accrual basis of accounting consistent with accounting principles generally accepted in the United States of America.

Cash and Cash Equivalents

Cash and cash equivalents include all cash balances and highly liquid investments with a maturity of three months or less at the acquisition date. At December 31, 2008, cash and cash equivalents consist of two unrestricted checking accounts and a petty cash fund. Restricted cash is not considered cash equivalents.

Concentration of Credit Risk

The Partnership deposits its cash in financial institutions. At times, the account balances may exceed the institution’s federally insured limits. The Partnership has not experienced any losses in such accounts.

Tenant Accounts Receivable and Bad Debt Expense

Delinquent rent receivables are written off and included in bad debt expense in the period the balances are deemed to be uncollectible, which is generally after the tenant vacates.

Accounting principles generally accepted in the United States of America require that the allowance method be used to recognize bad debts; however, the effect of using the direct write-off method is not materially different from the results that would have been obtained under the allowance method.

9

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives using the straight-line method. Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized. When items of property or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts, and any gain or loss is included in income. The rental property is depreciated over estimated service lives as follows:

Buildings	27.5 years	Straight-Line
Land Improvements	15 years	Straight-Line
Furnishings & Equipment	5 years	Straight-Line

Other Assets

Other assets consist of Loan Fees and Tax Credit Fees which have been recorded at cost. These costs will be amortized using the straight-line method over a period of 15 and 16 years, respectively.

Property Taxes

Property taxes are expensed in the year of lien on the property such that twelve months of expense is charged to operations each period.

Rental Income

Rental income is recognized as rentals become due. Rental payments received in advance are deferred until earned. All leases between the Partnership and the tenants of the property are operating leases.

Income Taxes

Incomes taxes on Partnership income are levied on the partners at the partner level. Accordingly, no income tax provision has been included in the financial statements since income or loss of the Partnership is required to be reported by the partners on their respective income tax returns.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

10

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

NOTE C - MORTGAGE PAYABLE

The Partnership has entered into a mortgage loan agreement in the original amount of $2,720.000. The terms are set forth below:

a.	An interest rate of 7.05% per annum;
b.	Monthly principal and interest payments of $18,188;
c.	A balloon payment of $2,017,000 payable June 1, 2013;
d.	A maturity date of June 1, 2013; and
e.	The funding of a reserve fund for replacing assets of the Project.

Future minimum principal payments of the mortgage payable over each of the next five years are as follows:

Year ending December 31,

2009	$57,245
2010	61,414
2011	65,887
2012	70,686
2013	75,835
Thereafter	1,978,619
$2,309,686

The liability of the Partnership under the mortgage loan is limited to the underlying value of the property and equipment collateral in addition to other amounts deposited with the lender. For the year ended December 31, 2008, interest expense was $164,579 and accrued interest was $13,569.

Replacement Reserve

In accordance with the Partnership Agreement, the Partnership is required to establish and maintain a replacement reserve account for the purpose of capital improvements. The reserve account is to be funded in the amount of $20,544 per year. As of December 31, 2008, the balance of the replacement reserve was $178,178.

11

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

NOTE D - NOTES PAYABLE

Notes payable at December 31, 2008 consist of the following:

A 4% note payable in the amount of $250,878 with a term of 15 years, is payable to El Monte Community Redevelopment Agency (“RDA”), secured by a deed of trust and rents from the Project. Payments of interest and principal are made annually beginning on April 1, 2003, and thereafter each April 1, until the outstanding principal balance of note and all accrued interest are paid in full. Payments are to be paid from 50% of the residual rental income, as defined in the promissory note agreement. Payments, if any, are applied first to accrued interest and second to principal on the note. As of December 31, 2008, the balance of the note payable was $206,684. At December 31, 2008, accrued interest on the note was $9,151.

A 1% note payable in the amount of $430,647 with a term of 30 years beginning April 3, 1996, is payable to RDA for various development fees, secured by a deed of trust and rents from the Project. Commencing April 3, 1997, and thereafter on each April 3 for the following six succeeding years, payments of $4,239 were due. Payments increase to $8,478 April 3, 2004 and continue for the next seven succeeding years. On April 3, 2012, payments increase to $32,534 and continue for the next 14 succeeding years, or until paid in full. Payments to be paid from 50% of residual rental income, as defined in promissory note agreement. Payments are applied first to interest. As of December 31, 2008, the balance of the development fee note payable was $430,647. At December 31, 2008, accrued interest on the note was $17,365.

Grant loan payable

The Partnership received a loan of $400,000 on April 3, 1996 from the City of El Monte as part of a public program to ensure affordable housing for senior citizen tenants. Interest accrues on the principal amount at 4%, with a term of 55 years. The loan is secured by a deed of trust and rents from the Project. At maturity, the principal amount of the loan and all accrued interest shall be deemed discharged and waived by the City unless there is an occurrence of an event of default, as specified under the loan agreement. If default occurs, the City of El Monte is entitled to exercise its rights and the entire principal amount outstanding and any accrued interest could become due and payable at the option of the City of El Monte. Accrued interest at December 31, 2008 was $204,000.

Accrued interest at December 31, 2008 is as follows:

4% note payable	$9,151
1% note payable	17,365
Grant loan	204,000

Total accrued interest on second mortgage	$230,516

12

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

NOTE E - RELATED PARTY TRANSACTIONS

Operational Asset Management Fee

The Partnership Agreement provides for an asset management fee equal to $10 per unit per month, to accrue to the Managing General Partner and is payable based on the cash flow provisions of the Partnership Agreement. The fee to be paid is cumulative if not paid each year. During the year ended December 31, 2008, $6,233 of operational asset management fees were incurred. No amounts remained payable at December 31, 2008.

Incentive Management Fee

The Partnership shall pay to the General Partner an incentive management fee equal to 40% of Remaining Cash, as defined. The incentive management fee shall be paid from available cash flow and does not accrue from year to year. For the year ended December 31, 2008, incentive management fees of $41,525 were paid.

NOTE F - MANAGEMENT FEE

Effective July 19, 2007, the Partnership entered into an agreement with Professional Property Management, LLC (“PPM”), an unrelated party, in connection with the management of the Project’s rental operations. For the year ended December 31, 2008, management fees expensed totaled $47,399 of which $3,954 remained payable.

NOTE G - PROFITS, LOSSES AND DISTRIBUTIONS

In general, income (loss), tax credits and cash flow from operations are allocated 98.99% to the Limited Partners, .01% to the Special Limited Partner, ..99% to the General Partner and .01% to the Managing General Partner.

Income (loss) and cash flow from sources other than operations will be allocated pursuant to the terms of the Partnership Agreement regarding such.

NOTE H – ADVERTISING

The Partnership expenses advertising costs as they are incurred. Advertising expenses for the year ended December 31, 2008 amounted to $227.

13

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

NOTE I – CONTINGENCIES

Housing Tax Credits

As incentive for investment equity, the Partnership applied for and received an allocation certificate for housing tax credits established by the Tax Reform Act of 1986. To qualify for the tax credits, the Partnership must meet certain requirements, including attaining a qualified basis sufficient to support the credit allocation. In addition, tenant eligibility and rental charges are restricted in accordance with Internal Revenue Code Section 42. Management has certified that each tax credit unit has met these qualifications to allow the credits allocated to each unit to be claimed. Compliance with these regulations must be maintained in each of the ten consecutive years of the compliance period. Failure to maintain compliance with occupant eligibility, unit gross rent, or to correct noncompliance within a reasonable time period could result in recapture of previously claimed tax credits plus interest.

NOTE J - CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

The Partnership’s sole asset is the apartment complex. The Partnership’s operations are concentrated in the affordable housing real estate market. In addition, the Partnership operates in a heavily regulated environment. The operations of the Partnership are subject to the administrative directives, rules and regulations of federal, state and local regulatory agencies. Such administrative directives, rules and regulations are subject to change by an act of Congress. Such changes may occur with little notice or inadequate funding to pay for the related cost, including the additional administrative burden, to comply with a change.

14

ACCOMPANYING INFORMATION

15

INDEPENDENT AUDITOR’S REPORT ON INFORMATION

ACCOMPANYING THE BASIC FINANCIAL STATEMENTS

To the Partners

Blessed Rock of El Monte

Our audit of the 2008 financial statements presented in the preceding section of this report was for the purpose of forming an opinion on such financial statements taken as a whole. The accompanying information shown on the following pages is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the 2008 basic financial statements taken as a whole.

Metairie, Louisiana

March 1, 2009

3421 N. Causeway Blvd., Suite 701. Metairie, LA 70002 Telephone (504) 837-0770 . Fax (504) 837-7102

Member of

IGAF Worldwide - Member Firms in Principal Cities . PCAOB - Public Company Accounting Oversight Board

AICPA Centers . Center for Public Company Audit Firms (SEC)

Governmental Audit Quality Center . Private Companies Practice Section (PCPS)

16

BLESSED ROCK OF EL MONTE

SUPPLEMENTAL INFORMATION

FOR THE YEAR ENDED DECEMBER 31, 2008

A. SCHEDULES OF EXPENSES
2008

General and Administrative:
Administrative - Salaries	$33,901
Training	407
Marketing and Advertising	227
Credit Reports	292
Office Supplies	10,745
Telephone Expenses	10,577
Social Programming	12,538
Bad Debts	619
Miscellaneous	138

Total	$69,444

Utilities:
Electricity	$25,581
Gas	23,557
Water & Sewer	27,888

Total	$77,026

Repairs and Maintenance:
Maintenance - Contracts	$16,215
Maintenance - Salaries	16,763
Maintenance - Supplies	7,899
Painting and Decorating	16,124
Garbage and Trash Removal	15,248
Exterminating	1,940
Grounds Maintenance	19,784

Total	$93,973

17

BLESSED ROCK OF EL MONTE

SUPPLEMENTAL INFORMATION

FOR THE YEAR ENDED DECEMBER 31, 2008

2008
Tax and Insurance:
Real Estate Taxes	$19,578
Property & Liability Insurance	43,846
Payroll Taxes	7,397
Worker’s Compensation	11,508
Health Insurance and other Employee Benefits	5,809
Other Taxes and Insurance	6,512

Total	$94,650

Financial Expenses:
Interest on Mortgages	$194,036
MIP/Service Charges	140
Bank Fees	2,401
Operational Asset Management Fee	16,440
Asset Management Fee	88,982
Partnership Management Fee	41,525

Total	$343,524

18

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITOR’S REPORT

BLESSED ROCK OF EL MONTE

DECEMBER 31, 2009

BLESSED ROCK OF EL MONTE

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

Blessed Rock of EI Monte

We have audited the accompanying balance sheet of Blessed Rock of El Monte, a California Limited Partnership, as of December 31, 2009 and the related statements of operations, changes in partners’ capital and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the Standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blessed Rock of El Monte as of December 31, 2009 and the results of its operations, changes in partners’ capital and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Metairie, Louisiana
February 19, 2010

3421 N. Causeway Blvd., Suite 701. Metairie, LA 70002 Telephone (504) 837-0770 . Fax (504) 837-7102

Member of

IGAF Worldwide - Member Firms in Principal Cities . PCAOB - Public Company Accounting Oversight Board

AICPA Centers . Center for Public Company Audit Firms (SEC)

Governmental Audit Quality Center . Private Companies Practice Section (PCPS)

F-2

 BLESSED ROCK OF EL MONTE

BALANCE SHEET

DECEMBER 31, 2009

ASSETS
Current Assets
Cash	$569,007
Prepaid expenses	41,116
Total Current Assets	610,123
Restricted Reserves and Escrows
Tax and Insurance Escrow	9,530
Replacement Reserve	164,751
Tenant Security Deposits	23,845
Total Restricted Reserves and Escrows	198,126
Property and Equipment
Land	1,324,238
Buildings and Improvements	8,130,654
Furniture and Equipment	144,029
Total Property and Equipment	9,598,921
Less: Accumulated Depreciation	(2,599,615)
Property and Equipment, Net	6,999,306
Other Assets
Deferred Fees, Net	21,982
TOTAL ASSETS	$7,829,537

See auditor’s report and accompanying notes to the financial statements.

F-3

 BLESSED ROCK OF EL MONTE

BALANCE SHEET

DECEMBER 31, 2009

LIABILITIES AND PARTNERS’ CAPITAL
Current Liabilities
Accounts Payable	$4,000
Accrued Management Fees	4,165
Accrued Property Tax Exemption Compliance Fee	1,591
Accrued Interest	13,233
Accrued Expenses	13,700
Current Portion Mortgage Payable	61,414
Prepaid Rents	5,362

Total Current Liabilities	103,465

Deposits & Prepayment Liabilities
Tenants’ Security Deposits	23,683

Long Term Liabilities
Mortgage Payable	2,252,440
Less: Current Portion	(61,414)
Notes Payable	434,024
Grant Payable	400,000
Accrued Interest, Long Term	221,111

Total Long Term Liabilities	3,246,161

Total Liabilities	3,373,309

Partners’ Equity

Partners’ Equity	4,456,228

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$7,829,537

See auditor’s report and accompanying notes to the financial statements.

F-4

 BLESSED ROCK OF EL MONTE

STATEMENT OF OPERATIONS

DECEMBER 31, 2009

Revenue
Rental Income	$956,056
Tenant Charges	859
Miscellaneous revenue	13,822
Total Revenue	970,737

Operating expenses
General and administrative	75,894
Management fee	48,379
Utilities	64,208
Repairs and maintenance	93,743
Tax and insurance	97,754
Financial expenses	299,301

Total Operating Expenses	679,279

Operating Income (Loss)	291,458

Other Income and (Expenses)
Interest income	842
Depreciation and amortization	(231,308)

Net Other Income and (Expenses)	230,466

Net Income (Loss)	$60,992

See auditor’s report and accompanying notes to the financial statements.

F-5

 BLESSED ROCK OF EL MONTE

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

DECEMBER 31, 2009

	General Partners	Limited Partners	Total Partners’ Capital
Balance - January 1, 2009	$(27,008)	$4,436,845	$4,409,837

Net Income (Loss)	610	60,382	60,992

Distributions to Members	(14,601)	-	(14,601)

Balance - December 31, 2009	$(40,999)	$4,497,227	$4,456,228

Percentages	1%	99%	100%

See auditor’s report and accompanying notes to the financial statements.

F-6

 BLESSED ROCK OF EL MONTE

STATEMENT OF CASH FLOWS

DECEMBER 31, 2009

Cash flows from operating activities:
Net Loss	$60,992
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	231,308
(Increase) decrease in accounts receivable	6,281
(Increase) decrease in prepaid expenses	(41,116)
Increase (decrease) in accounts payable	3,484
Increase (decrease) in security deposits payable	(42)
Increase (decrease) in accrued management fee	211
Increase (decrease) in prepaid rent	2,875
Increase (decrease) in accrued interest payable	(9,741)
Total adjustments	193,260
Net cash provided (used) by operating activities	254,252

Cash flows from investing activities:
Purchase of property and equipment	(22,333)
(Deposit) withdrawal tax and insurance escrows	35,669
(Deposit) withdrawal reserve	13,427
(Deposit) withdrawal security deposit account	(22)
Net cash provided (used) by investing activities	26,741

Cash flows from financing activities:
Principal payments on mortgage payable	(57,246)
Principal payments on notes payable	(203,307)
Distributions	(14,601)
Net cash provided (used) by financing activities	(275,154)

Net increase (decrease) in cash and equivalents	5,839
Cash and equivalents, beginning of year	563,168

Cash and equivalents, end of year	$569,007

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest Expense	$161,006

See auditor’s report and accompanying notes to the financial statements.

F-7

 BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

NOTE A - NATURE OF OPERATIONS

Blessed Rock of El Monte, a California Limited Partnership, was organized on February 14, 1996 to acquire, construct, own and operate a 137-unit apartment project known as Blessed Rock of El Monte (“the Project”) located in El Monte, California.

The Project is eligible and qualifies for low-income housing tax credits in accordance with Section 42 of the Internal Revenue Code of 1986. Generally, the low-income housing credit is computed as a percentage of the qualified basis of the property including rehabilitation and is allowed annually during a period of ten years commencing with the years the building is placed into service. In addition, in order to qualify for the credit, the Partnership must conform with certain occupancy standards as set forth in the Code.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Partnership prepares its financial statements on the accrual basis of accounting consistent with accounting principles generally accepted in the United States of America.

Cash and Cash Equivalents

Cash and cash equivalents include all cash balances and highly liquid investments with a maturity of three months or less at the acquisition date. At December 31, 2009, cash and cash equivalents consist of two unrestricted checking accounts and a petty cash fund. Restricted cash is not considered cash equivalents.

Concentration of Credit Risk

The Partnership deposits its cash in financial institutions. At times, the account balances may exceed the institution’s federally insured limits. The Partnership has not experienced any losses in such accounts.

Tenant Accounts Receivable and Bad Debt Expense

Delinquent rent receivables are written off and included in bad debt expense in the period the balances are deemed to be uncollectible, which is generally after the tenant vacates.

Accounting principles generally accepted in the United States of America require that the allowance method be used to recognize bad debts; however, the effect of using the direct write-off method is not materially different from the results that would have been obtained under the allowance method.

F-8

 BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives using the straight-line method. Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized. When items of property or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts, and any gain or loss is included in income. The rental property is depreciated over estimated service lives as follows:

Buildings	27.5 years	Straight-Line
Land Improvements	15 years	Straight-Line
Furnishings & Equipment	5 years	Straight-Line

Impairment of Long-Lived Assets

In accordance with Accounting Standards Codification 360-10-05-4, Accounting for the Impairment or Disposal of Long-Lived Assets, the partnership reviews its rental property for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recovered. If the fair value is less than the carrying amount for the asset, an impairment loss is recognized for the difference. No impairment loss has been recognized during the year ended December 31, 2009.

Other Assets

Other assets consist of Loan Fees and Tax Credit Fees which have been recorded at cost. These costs will be amortized using the straight-line method over a period of 15 and 16 years, respectively.

Property Taxes

Property taxes are expensed in the year of lien on the property such that twelve months of expense is charged to operations each period.

Rental Income

Rental income is recognized as rentals become due. Rental payments received in advance are deferred until earned. All leases between the Partnership and the tenants of the property are operating leases.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

F-9

 BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

Income taxes on Partnership income are levied on the partners at the partner level. Accordingly, all profits and losses of the Partnership are recognized by each partner on its respective tax return. The Partnership has adopted provisions of FASB Accounting Standards Codification Topic ASC 740-10 (previously Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes), on January 1, 2009. The implementation of this standard had no impact on the financial statements. As of both the date of adoption, and as of December 31, 2009, the unrecognized tax benefit accrual was zero. The Partnership will recognize future accrued interest and penalties related to unrecognized tax benefits in income tax expense, if incurred. The Partnership’s tax filings are subject to audit by various taxing authorities, and the open audit periods are 2006 through 2008.

Fair Value

In 2009, the Partnership adopted the Fair Value Measurement topic of the FASB Accounting Standards Codification (ASC) 820 which provides guidance for assets and liabilities which are required to be measured at fair value and requires expanded disclosure for fair value measurement. The standard applies whenever other standards require or permit assets or liabilities to be measured at fair value and does not require any new fair value measurements. The implementation of Fair Value Measurement did not have a material impact on the Partnership’s financial statements for the year ended December 31, 2009.

The standard establishes a fair value hierarchy based on three levels:

●	Level 1 -	Quoted prices in active markets for identical assets or liabilities.
●	Level 2 -	Quoted prices for similar assets or liabilities in active markets.
●	Level 3 -	Unobservable inputs for the asset or liability based on the best available information

Affordable housing projects operate in a heavily regulated environment which typically includes restrictions such as land use restrictions, rent restrictions, government subsidies in the form of rental assistance through either rent subsidy or tenant vouchers, subsidized interest mortgage interest rates, and restrictions on selling or transferring the projects.

A summary of the methods and significant assumptions used to estimate the fair values of financial instruments is as follows:

Short-term financial instruments - The fair value of short-term financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities approximate the carrying value in the accompanying financial statements due to the short maturity of such instruments.

Long-term liabilities - The fair value of long-term liabilities approximates the carrying value in the accompanying financial statements based on current borrowing rates.

F-10

 BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

NOTE C - INTANGIBLE ASSETS

Intangible assets at December 31, 2009 were net of accumulated amortization of $84,059. Amortization expense for the same year ended was $6,899. Estimated aggregated amortization expense for each of the next four years is:

2010	$6,899
2011	6,899
2012	6,899
2013	1,285

Total	$21,982

NOTE D - MORTGAGE PAYABLE

The Partnership has entered into a mortgage loan agreement in the original amount of $2,720.000. The terms are set forth below:

a.	An interest rate of 7.05% per annum;
b.	Monthly principal and interest payments of $18,188;
c.	A balloon payment of $2,017,000 payable June 1, 2013;
d.	A maturity date of June 1, 2013; and
e.	The funding of a reserve fund for replacing assets of the Project.

Future minimum principal payments of the mortgage payable over each of the next five years are as follows:

Year ending December 31,
2010	$61,414
2011	65,887
2012	70,686
2013	75,835
2014	81,359
Thereafter	1,897,259
$2,252,440

The liability of the Partnership under the mortgage loan is limited to the underlying value of the property and equipment collateral in addition to other amounts deposited with the lender. For the year ended December 31, 2009, interest expense was $160,670 and accrued interest was $13,233.

F-11

 BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

NOTE D - MORTGAGE PAYABLE (CONTINUED)

Replacement Reserve

In accordance with the Partnership Agreement, the Partnership is required to establish and maintain a replacement reserve account for the purpose of capital improvements. The reserve account is to be funded in the amount of $20,544 per year. As of December 31, 2009, the balance of the replacement reserve was $164,751.

NOTE E - NOTES PAYABLE

Notes payable at December 31, 2009 consist of the following:

A 4% note payable in the amount of $250,878 with a term of 15 years, is payable to El Monte Community Redevelopment Agency (“RDA”), secured by a deed of trust and rents from the Project. Payments of interest and principal are made annually beginning on April 1, 2003, and thereafter each April 1, until the outstanding principal balance of note and all accrued interest are paid in full. Payments are to be paid from 50% of the residual rental income, as defined in the promissory note agreement. Payments, if any, are applied first to accrued interest and second to principal on the note. As of December 31, 2009, the balance of the note payable was $3,377. At December 31, 2009, accrued interest on the note was $33.

A 1% note payable in the amount of $430,647 with a term of 30 years beginning April 3, 1996, is payable to RDA for various development fees, secured by a deed of trust and rents from the Project. Commencing April 3, 1997, and thereafter on each April 3 for the following six succeeding years, payments of $4,239 were due. Payments increase to $8,478 April 3, 2004 and continue for the next seven succeeding years. On April 3, 2012, payments increase to $32,534 and continue for the next 14 succeeding years, or until paid in full. Payments to be paid from 50% of residual rental income, as defined in promissory note agreement. Payments are applied first to interest. As of December 31, 2009, the balance of the development fee note payable was $430,647. At December 31, 2009, accrued interest on the note was $1,078.

Grant loan payable

The Partnership received a loan of $400,000 on April 3, 1996 from the City of El Monte as part of a public program to ensure affordable housing for senior citizen tenants. Interest accrues on the principal amount at 4%, with a term of 55 years. The loan is secured by a deed of trust and rents from the Project. At maturity, the principal amount of the loan and all accrued interest shall be deemed discharged and waived by the City unless there is an occurrence of an event of default, as specified under the loan agreement. If default occurs, the City of El Monte is entitled to exercise its rights and the entire principal amount outstanding and any accrued interest could become due and payable at the option of the City of El Monte. Accrued interest at December 31, 2009 was $220,000.

F-12

 BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

NOTE E - NOTES PAYABLE (CONTINUED)

Accrued interest at December 31, 2009 is as follows:

4% note payable	$33
1% note payable	1,078
Grant loan	220,000

Total accrued interest on second mortgage	$221,111

NOTE F - RELATED PARTY TRANSACTIONS

Operational Asset Management Fee

The Partnership Agreement provides for an asset management fee equal to $10 per unit per month, to accrue to the Managing General Partner and is payable based on the cash flow provisions of the Partnership Agreement. The fee to be paid is cumulative if not paid each year. During the year ended December 31, 2009, an operational asset management fee of $16,440 was expensed and paid.

Asset Management Fee

The Partnership Agreement provides for am asset management fee equal to 30% of Remaining Cash, as defined, to accrue to the Limited Partner and is payable based on the cash flow provisions of the Partnership Agreement. The fee is cumulative if not paid each year. During the year ended December 31, 2009, $50,417 was expensed and paid.

Incentive Management Fee

The Partnership shall pay to the General Partner an incentive management fee equal to 40% of Remaining Cash, as defined. The incentive management fee shall be paid from available cash flow and does not accrue from year to year. For the year ended December 31, 2009, an incentive management fee of $23,528 was expensed and paid.

Reporting Fee

The Partnership shall pay to the Limited Partner a reporting fee equal to 15% of the Cash Flow from Operations, as defined, but should not be less than $6,000 for each Limited Partner. The reporting fee shall be paid from available cash flow and accrued from year to year. During the year ended December 31, 2009, a reporting fee of $17,646 was earned and paid.

F-13

 BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

NOTE F - RELATED PARTY TRANSACTIONS (CONTINUED)

Property Tax Exemption Compliance Fee

Pursuant to the Partnership Agreement, the Partnership shall pay to the Managing General Partner an annual fee of $1,500 for ensuring the Partnership is in compliance with the Property Tax Exemption requirements. The annual fee shall be increased by 3% each year, beginning in 2007 and continuing each year thereafter. For the year ended December 31, 2009, $4,636 was expensed of which $1,591 remained payable at year-end.

NOTE G - MANAGEMENT FEE

Effective July 19, 2007, the Partnership entered into an agreement with Professional Property Management, LLC (“PPM”), an unrelated party, in connection with the management of the Project’s rental operations. For the year ended December 31, 2009, management fees expensed totaled $48,379 of which $4,165 remained payable.

NOTE H - PROFITS, LOSSES AND DISTRIBUTIONS

In general, income (loss), tax credits and cash flow from operations are allocated 98.99% to the Limited Partners, .01% to the Special Limited Partner, .99% to the General Partner and .01% to the Managing General Partner.

Income (loss) and cash flow from sources other than operations will be allocated pursuant to the terms of the Partnership Agreement regarding such.

NOTE I - ADVERTISING

The Partnership expenses advertising costs as they are incurred. Advertising expenses for the year ended December 31, 2009 amounted to $175.

F-14

 BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

NOTE J - CONTINGENCIES

Housing Tax Credits

As incentive for investment equity, the Partnership applied for and received an allocation certificate for housing tax credits established by the Tax Reform Act of 1986. To qualify for the tax credits, the Partnership must meet certain requirements, including attaining a qualified basis sufficient to support the credit allocation. In addition, tenant eligibility and rental charges are restricted in accordance with Internal Revenue Code Section 42. Management has certified that each tax credit unit has met these qualifications to allow the credits allocated to each unit to be claimed. Compliance with these regulations must be maintained in each of the ten consecutive years of the compliance period. Failure to maintain compliance with occupant eligibility, unit gross rent, or to correct noncompliance within a reasonable time period could result in recapture of previously claimed tax credits plus interest.

NOTE K - CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

The Partnership’s sole asset is the apartment complex. The Partnership’s operations are concentrated in the affordable housing real estate market. In addition, the Partnership operates in a heavily regulated environment. The operations of the Partnership are subject to the administrative directives, rules and regulations of federal, state and local regulatory agencies. Such administrative directives, rules and regulations are subject to change by an act of Congress. Such changes may occur with little notice or inadequate funding to pay for the related cost, including the additional administrative burden, to comply with a change.

NOTE L - SUBSEQUENT EVENTS

FASB ASC 855, Subsequent Events, addresses events which occur after the balance sheet date but before the issuance of financial statements. An entity must record the effects of subsequent events that provide evidence about conditions that existed at the balance sheet date and must disclose but not record the effects of subsequent events which provide evidence about conditions that existed after the balance sheet date. Additionally, Topic 855 requires disclosure relative to the date through which subsequent events have been evaluated and whether that is the date on which the financial statements were issued or were available to be issued. Management evaluated the activity of Blessed Rock of El Monte through February 19, 2010, the date the financial statements were issued, and concluded that no subsequent events have occurred that would require recognition in the Financial Statements or disclosure in the Notes to the Financial Statements.

F-15

ACCOMPANYING INFORMATION

F-16

INDEPENDENT AUDITOR’S REPORT ON INFORMATION

ACCOMPANYING THE BASIC FINANCIAL STATEMENTS

To the Partners

Blessed Rock of El Monte

Our audit of the 2009 financial statements presented in the preceding section of this report was for the purpose of forming an opinion on such financial statements taken as a whole. The accompanying information shown on the following pages is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the 2009 basic financial statements taken as a whole.

Metairie, Louisiana
February 19, 2010

3421 N. Causeway Blvd., Suite 701. Metairie, LA 70002 Telephone (504) 837-0770 . Fax (504) 837-7102

Member of

IGAF Worldwide - Member Firms in Principal Cities . PCAOB - Public Company Accounting Oversight Board

AICPA Centers .. Center for Public Company Audit Firms (SEC)

Governmental Audit Quality Center .. Private Companies Practice Section (PCPS)

F-17

BLESSED ROCK OF EL MONTE

SUPPLEMENTAL INFORMATION

FOR THE YEAR ENDED DECEMBER 31, 2009

A. SCHEDULES OF EXPENSES
2009

General and Administrative:
Administrative - Salaries	$35,355
Marketing and advertising	175
Legal Fees	628
Audit Expense	5,205
Training	1,742
Credit Reports	334
Office Supplies	10,062
Telephone Expenses	8,869
Social Programming	12,924
Miscellaneous	600

Total	$75,894

Utilities:
Electricity	$20,313
Gas	15,442
Water & Sewer	28,453

Total	$64,208

Repairs and Maintenance:
Maintenance - Contracts	$32,083
Maintenance - Salaries	16,832
Maintenance - Supplies	6,936
Painting and Decorating	5,547
Garbage and Trash Removal	16,798
Exterminating	3,635
Grounds Maintenance	11,912

Total	$93,743

F-18

BLESSED ROCK OF EL MONTE

SUPPLEMENTAL INFORMATION

FOR THE YEAR ENDED DECEMBER 31, 2009

2009
Tax and Insurance:
Real Estate Taxes	$24,500
Property & Liability Insurance	42,489
Payroll Taxes	9,063
Worker’s Compensation	10,138
Health Insurance and other Employee Benefits	4,719
Other Taxes and Insurance	6,845

Total	$97,754

Financial Expenses:
Interest on Mortgages	$185,372
Service Charges	182
Bank Fees	1,080
Reporting Fee	17,646
Operational Asset Management Fee	16,440
Property Tax Exemption Compliance Fee	4,636
Asset Management Fee	50,417
Partnership Management Fee	23,528
Total	$299,301

F-19

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITOR’S REPORT

BLESSED ROCK OF EL MONTE

DECEMBER 31, 2010

BLESSED ROCK OF EL MONTE

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

Blessed Rock of El Monte

We have audited the accompanying balance sheet of Blessed Rock of El Monte, a California Limited Partnership, as of December 31, 2010 and the related statements of operations, changes in partners’ capital and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the Standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blessed Rock of El Monte as of December 31, 2010 and the results of its operations, changes in partners’ capital and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Metairie, Louisiana
February 4, 2011

3421 N. Causeway Blvd., Suite 701. Metairie, LA 70002 Telephone (504) 837-0770 . Fax (504) 837-7102

Member of

IGAF Worldwide - Member Firms in Principal Cities . PCAOB - Public Company Accounting Oversight Board

AICPA Centers .. Center for Public Company Audit Firms (SEC)

Governmental Audit Quality Center .. Private Companies Practice Section (PCPS)

F-2

BLESSED ROCK OF EL MONTE

BALANCE SHEET

DECEMBER 31, 2010

ASSETS

Current Assets
Cash	$465,732
Prepaid Operational Asset Management Fees	8,220
Prepaid Expenses	40,979

Total Current Assets	514,931

Restricted Reserves and Escrows
Tax and Insurance Escrow	10,618
Replacement Reserve	185,580
Tenant Security Deposits	24,109
Total Restricted Reserves and Escrows	220,307

Property and Equipment

Land and Improvements	1,333,738
Buildings	8,158,504
Furniture and Equipment	179,205
Total Property and Equipment	9,671,447
Less: Accumulated Depreciation	(2,828,737)
Property and Equipment, Net	6,842,710

Other Assets

Deferred Fees, Net	15,083

TOTAL ASSETS	$7,593,031

See auditor’s report and accompanying notes to the financial statements.

F-3

BLESSED ROCK OF EL MONTE

BALANCE SHEET

DECEMBER 31, 2010

LIABILITIES AND PARTNERS’ CAPITAL

Current Liabilities
Accounts Payable	$3,062
Accrued Management Fees	4,043
Accrued Interest	12,872
Accrued Expenses	13,700
Current Portion Mortgage Payable	65,887
Prepaid Rents	63

Total Current Liabilities	99,627

Deposits & Prepayment Liabilities
Tenants’ Security Deposits	23,955

Long Term Liabilities
Mortgage Payable	2,191,026
Less: Current Portion	(65,887)
Notes Payable	251,515
Grant Payable	400,000
Accrued Interest, Long Term	236,000

Total Long Term Liabilities	3,012,654

Total Liabilities	3,136,236

Partners’ Equity

Partners’ Equity	4,456,795

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$7,593,031

See auditor’s report and accompanying notes to the financial statements.

F-4

BLESSED ROCK OF EL MONTE

STATEMENT OF OPERATIONS

DECEMBER 31, 2010

Revenue
Rental Income	$978,070
Tenant Charges	1,785
Miscellaneous revenue	11,954

Total Revenue	991,809

Operating expenses
General and administrative	72,703
Management fee	48,614
Utilities	64,911
Repairs and maintenance	147,707
Tax and insurance	93,287
Financial expenses	259,844

Total Operating Expenses	687,066

Operating Income (Loss)	304,743

Other Income and (Expenses)
Interest income	395
Depreciation and amortization	(236,021)

Net Other Income and (Expenses)	235,626

Net Income (Loss)	$69,117

See auditor’s report and accompanying notes to the financial statements.

F-5

BLESSED ROCK OF EL MONTE

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

DECEMBER 31, 2010

			Total
	General	Limited	Partners’
	Partners	Partners	Capital

Balance - January 1, 2010	$(40,999)	$4,497,227	$4,456,228

Net Income (Loss)	691	68,426	69,117

Distributions to Members	(34,275)	(34,275)	(68,550)

Balance - December 31, 2010	$(74,583)	$4,531,378	$4,456,795

Percentages	1%	99%	100%

See auditor’s report and accompanying notes to the financial statements.

F-6

BLESSED ROCK OF EL MONTE

STATEMENT OF CASH FLOWS

DECEMBER 31, 2010

Cash flows from operating activities:
Net Income (Loss)	$69,117
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	236,021
(Increase) decrease in prepaid operational asset management fees	(8,220)
(Increase) decrease in prepaid expenses	137
Increase (decrease) in accounts payable	(938)
Increase (decrease) in security deposits payable	272
Increase (decrease) in accrued management fee	(122)
Increase (decrease) in accrued property tax exemption compliance fee	(1,591)
Increase (decrease) in prepaid rent	(5,299)
Increase (decrease) in accrued interest payable	18,230
Total adjustments	238,490
Net cash provided (used) by operating activities	307,607

Cash flows from investing activities:
Purchase of property and equipment	(72,526)
(Deposit) withdrawal tax and insurance escrows	(1,088)
(Deposit) withdrawal reserve	(20,829)
(Deposit) withdrawal security deposit account	(264)
Net cash provided (used) by investing activities	(94,707)

Cash flows from financing activities:
Principal payments on mortgage payable	(61,414)
Principal payments on notes payable	(182,509)
Accrued interest payment - notes payable	(3,702)
Distributions	(68,550)
Net cash provided (used) by financing activities	(316,175)

Net increase (decrease) in cash and equivalents	(103,275)
Cash and equivalents, beginning of year	569,007

Cash and equivalents, end of year	$465,732

Supplemental disclosures of cash flow information:
Cash paid during the year for:

Interest Expense	$160,540

See auditor’s report and accompanying notes to the financial statements.

F-7

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE A - NATURE OF OPERATIONS

Blessed Rock of El Monte, a California Limited Partnership, (“the Partnership”) was organized on February 14, 1996 to acquire, construct, own and operate a 137-unit apartment project known as Blessed Rock of El Monte (“the Project”) located in El Monte, California (“the Project”). The term of the Partnership shall extend until December 31, 2047, unless sooner terminated as provided in the Partnership Agreement.

The Project is eligible and qualifies for low-income housing tax credits in accordance with Section 42 of the Internal Revenue Code of 1986. Generally, the low-income housing credit is computed as a percentage of the qualified basis of the property including rehabilitation and is allowed annually during a period of ten years commencing with the years the building is placed into service. In addition, in order to qualify for the credit, the Partnership must conform with certain occupancy standards as set forth in the Code.

The General Partner is Everland, Inc. The Managing General Partner is Community Housing Assistance Program, Inc., a non-profit corporation. The Limited Partners are WNC Housing Tax Credit Fund V, L.P., Series 3, and WNC Housing Tax Credit Fund V, L.P., Series 4. The Special Limited Partner is WNC Housing, L.P.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Partnership prepares its financial statements on the accrual basis of accounting consistent with accounting principles generally accepted in the United States of America.

Cash and Cash Equivalents

Cash and cash equivalents include all cash balances and highly liquid investments with a maturity of three months or less at the acquisition date. At December 31, 2010, cash and cash equivalents consist of two unrestricted checking accounts and a petty cash fund. Restricted cash is not considered cash equivalents.

Tenant Accounts Receivable and Bad Debt Expense

Tenant rent charges for the current month are due on the first of the month. Tenants who are evicted or move-out are charged with damages or cleaning fees, if applicable. Tenant receivable consists of amounts due from rental income, security deposit or the charges for damages and cleaning fees. The Partnership does not accrue interest on the tenant receivable balances.

F-8

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Tenant receivables are charged to bad debt expense when they are determined to be uncollectible based upon a periodic review or the accounts by management. Accounting principles generally accepted in the United States of America require that the allowance method be used to recognize bad debts; however, the effect of using the direct write-off method is not materially different from the results that would have been obtained under the allowance method. Bad debts expensed for the year ended December 31, 2010 totaled $185.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives using the straight-line method. Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized. When items of property or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts, and any gain or loss is included in income. The rental property is depreciated over estimated service lives as follows:

Buildings	27.5 - 40 years	Straight-Line
Land Improvements	15 - 20 years	Straight-Line
Furnishings & Equipment	5 - 10 years	Straight-Line

Impairment of Long-Lived Assets

In accordance with Accounting Standards Codification 360-10-05-4, Accounting for the Impairment or Disposal of Long-Lived Assets, the partnership reviews its rental property for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recovered. If the fair value is less than the carrying amount for the asset, an impairment loss is recognized for the difference. No impairment loss has been recognized during the year ended December 31, 2010.

Other Assets

Financing costs are amortized over the term of the mortgage loan using the straight-line method. Generally accepted accounting principles require that the effective yield method be used to amortize financing costs; however, the effect of using the straight-line method is not material to the financial statements for the year ended December 31, 2010.

Property Taxes

Property taxes are expensed in the year of lien on the property such that twelve months of expense is charged to operations each period.

F-9

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Rental Income

Rental income is recognized as rentals become due. Rental payments received in advance are deferred until earned. All leases between the Partnership and the tenants of the property are operating leases.

Fair Value

In 2009, the Partnership adopted the Fair Value Measurement topic of the FASB Accounting Standards Codification (ASC) 820 which provides guidance for assets and liabilities which are required to be measured at fair value and requires expanded disclosure for fair value measurement. The standard applies whenever other standards require or permit assets or liabilities to be measured at fair value and does not require any new fair value measurements. The implementation of Fair Value Measurement did not have a material impact on the Partnership’s financial statements for the year ended December 31, 2010.

The standard establishes a fair value hierarchy based on three levels:

●	Level 1- Quoted prices in active markets for identical assets or liabilities.
●	Level 2- Quoted prices for similar assets or liabilities in active markets.
●	Level 3- Unobservable inputs for the asset or liability based on the best available information.

Affordable housing projects operate in a heavily regulated environment which typically includes restrictions such as land use restrictions, rent restrictions, government subsidies in the form of rental assistance through either rent subsidy or tenant vouchers, subsidized interest mortgage interest rates, and restrictions on selling or transferring the projects.

A summary of the methods and significant assumptions used to estimate the fair values of financial instruments is as follows:

Short-term financial instruments - The fair value of short-term financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities approximate the carrying value in the accompanying financial statements due to the short maturity of such instruments.

Long-term liabilities - The fair value of long-term liabilities approximates the carrying value in the accompanying financial statements based on current borrowing rates.

F-10

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

Income taxes on Partnership income are levied on the partners at the partner level. Accordingly, all profits and losses of the Partnership are recognized by each partner on its respective tax return. The Partnership has adopted provisions of FASB Accounting Standards Codification Topic ASC 740-10 (previously Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes), on January 1, 2009. The implementation of this standard had no impact on the financial statements. As of both the date of adoption, and as of December 31, 2010, the unrecognized tax benefit accrual was zero. The Partnership will recognize future accrued interest and penalties related to unrecognized tax benefits in income tax expense, if incurred. The Partnership’s tax filings are subject to audit by various taxing authorities, and the open audit periods are 2007 through 2009.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Concentration of Credit Risk

The Partnership deposits its cash in financial institutions. At times, the account balances may exceed the institution’s federally insured limits. The Partnership has not experienced any losses in such accounts.

The Partnership’s sole asset is the apartment complex. The Partnership’s operations are concentrated in the affordable housing real estate market. In addition, the Partnership operates in a heavily regulated environment. The operations of the Partnership are subject to the administrative directives, rules and regulations of federal, state and local regulatory agencies. Such administrative directives, rules and regulations are subject to change by an act of Congress. Such changes may occur with little notice or inadequate funding to pay for the related cost, including the additional administrative burden, to comply with a change.

F-11

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE C - INTANGIBLE ASSETS

Intangible assets at December 31, 2010 consist of financing costs which were net of accumulated amortization of $90,958. Amortization expense for the same year ended was $6,899. Estimated aggregated amortization expense for each of the next three years is:

2011	$6,899
2012	6,899
2013	1,285

Total	$15,083

NOTE D - MORTGAGE PAYABLE

The Partnership has entered into a mortgage loan agreement in the original amount of $2,720.000. The terms are set forth below:

a.	An interest rate of 7.05% per annum;
b.	Monthly principal and interest payments of $18,188;
c.	A balloon payment of $2,017,000 payable June 1, 2013;
d.	A maturity date of June 1, 2013; and
e.	The funding of a reserve fund for replacing assets of the Project.

Mortgage loan principal payments for each of the next three years are estimated as follows:

2011	$65,887
2012	70,686
2013	2,054,453

$2,191,026

The liability of the Partnership under the mortgage loan is limited to the underlying value of the property and equipment collateral in addition to other amounts deposited with the lender. For the year ended December 31, 2010, interest expense was $156,477 and accrued interest was $12,872.

Replacement Reserve

In accordance with the Partnership Agreement, the Partnership is required to establish and maintain a replacement reserve account for the purpose of capital improvements. The reserve account is to be funded in the amount of $20,544 per year. As of December 31, 2010, the balance of the replacement reserve was $185,580.

F-12

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE E - NOTES PAYABLE

Notes payable at December 31, 2010 consist of the following:

A 4% note payable in the amount of $250,878 with a term of 15 years, is payable to El Monte Community Redevelopment Agency (“RDA”), secured by a deed of trust and rents from the Project. Payments of interest and principal are made annually beginning on April 1, 2003, and thereafter each April 1, until the outstanding principal balance of note and all accrued interest are paid in full. Payments are to be paid from 50% of the residual rental income, as defined in the promissory note agreement. Payments, if any, are applied first to accrued interest and second to principal on the note. During 2010, all accrued interest and principal was paid in full. As of December 31, 2010, the balance of the note payable and the accrued interest on the note was $0.

A 1% note payable in the amount of $430,647 with a term of 30 years beginning April 3, 1996, is payable to RDA for various development fees, secured by a deed of trust and rents from the Project. Commencing April 3, 1997, and thereafter on each April 3 for the following six succeeding years, payments of $4,239 were due. Payments increase to $8,478 April 3, 2004 and continue for the next seven succeeding years. On April 3, 2012, payments increase to $32,534 and continue for the next 14 succeeding years, or until paid in full. Payments to be paid from 50% of residual rental income, as defined in promissory note agreement. Payments are applied first to interest. As of December 31, 2010, the balance of the development fee note payable was $251,515. At December 31, 2010, accrued interest on the note was $0.

Grant loan payable

The Partnership received a loan of $400,000 on April 3, 1996 from the City of El Monte as part of a public program to ensure affordable housing for senior citizen tenants. Interest accrues on the principal amount at 4%, with a term of 55 years. The loan is secured by a deed of trust and rents from the Project. At maturity, the principal amount of the loan and all accrued interest shall be deemed discharged and waived by the City unless there is an occurrence of an event of default, as specified under the loan agreement. If default occurs, the City of El Monte is entitled to exercise its rights and the entire principal amount outstanding and any accrued interest could become due and payable at the option of the City of El Monte. Accrued interest at December 31, 2010 was $236,000.

NOTE F - RELATED PARTY TRANSACTIONS

Operational Asset Management Fee

The Partnership Agreement provides for an asset management fee equal to $10 per unit per month, to accrue to the Managing General Partner and is payable based on the cash flow provisions of the Partnership Agreement. The fee to be paid is cumulative if not paid each year. During the year ended December 31, 2010, an operational asset management fee of $16,440 was expensed, of which $8,220 remained payable at year-end.

F-13

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE F - RELATED PARTY TRANSACTIONS (CONTINUED)

Asset Management Fee

The Partnership Agreement provides for am asset management fee equal to 30% of Remaining Cash, as defined, to accrue to the Limited Partner and is payable based on the cash flow provisions of the Partnership Agreement. The fee is cumulative if not paid each year. No asset management fee was expensed and paid during the year ended December 31, 2010.

Incentive Management Fee

The Partnership shall pay to the General Partner an incentive management fee equal to 40% of Remaining Cash, as defined. The incentive management fee shall be paid from available cash flow and does not accrue from year to year. For the year ended December 31, 2010, an incentive management fee of $45,700 was expensed and paid.

Reporting Fee

The Partnership shall pay to the Limited Partner a reporting fee equal to 15% of the Cash Flow from Operations, as defined, but should not be less than $6,000 for each Limited Partner. The reporting fee shall be paid from available cash flow and accrued from year to year. During the year ended December 31, 2010, a reporting fee of $20,162 was earned and paid.

Property Tax Exemption Compliance Fee

Pursuant to the Partnership Agreement, the Partnership shall pay to the Managing General Partner an annual fee of $1,500 for ensuring the Partnership is in compliance with the Property Tax Exemption requirements. The annual fee shall be increased by 3% each year, beginning in 2007 and continuing each year thereafter. For the year ended December 31, 2010, $1,639 was expensed of which $0 remained payable at year-end.

NOTE G - MANAGEMENT FEE

Effective July 19, 2007, the Partnership entered into an agreement with Professional Property Management, LLC (“PPM”), an unrelated party, in connection with the management of the Project’s rental operations. In accordance with the management agreement, PPM earns fees of 5% of monthly gross collections. Fees earned for services rendered in connection with the leasing and operation of the Project amounted to $48,614 for the year ended December 31, 2010. At December 31, 2010, $4,043 in management fees remained payable.

F-14

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE H - PROFITS, LOSSES AND DISTRIBUTIONS

In general, income (loss), tax credits and cash flow from operations are allocated 98.99% to the Limited Partners, .01% to the Special Limited Partner, .99% to the General Partner and .01% to the Managing General Partner.

Income (loss) and cash flow from sources other than operations will be allocated pursuant to the terms of the Partnership Agreement regarding such.

NOTE I – ADVERTISING

The Partnership expenses advertising costs as they are incurred. Advertising expenses for the year ended December 31, 2010 amounted to $840.

NOTE J – CONTINGENCIES

Housing Tax Credits

As incentive for investment equity, the Partnership applied for and received an allocation certificate for housing tax credits established by the Tax Reform Act of 1986. To qualify for the tax credits, the Partnership must meet certain requirements, including attaining a qualified basis sufficient to support the credit allocation. In addition, tenant eligibility and rental charges are restricted in accordance with Internal Revenue Code Section 42. Management has certified that each tax credit unit has met these qualifications to allow the credits allocated to each unit to be claimed. Compliance with these regulations must be maintained in each of the ten consecutive years of the compliance period. Failure to maintain compliance with occupant eligibility, unit gross rent, or to correct noncompliance within a reasonable time period could result in recapture of previously claimed tax credits plus interest.

NOTE K - SUBSEQUENT EVENTS

FASB ASC 855, Subsequent Events, addresses events which occur after the balance sheet date but before the issuance of financial statements. An entity must record the effects of subsequent events that provide evidence about conditions that existed at the balance sheet date and must disclose but not record the effects of subsequent events which provide evidence about conditions that existed after the balance sheet date. Additionally, Topic 855 requires disclosure relative to the date through which subsequent events have been evaluated and whether that is the date on which the financial statements were issued or were available to be issued. Management evaluated the activity of Blessed Rock of El Monte through February 4, 2011, the date the financial statements were issued, and concluded that no subsequent events have occurred that would require recognition in the Financial Statements or disclosure in the Notes to the Financial Statements.

F-15

ACCOMPANYING INFORMATION

F-16

INDEPENDENT AUDITOR’S REPORT ON INFORMATION

ACCOMPANYING THE BASIC FINANCIAL STATEMENTS

To the Partners

Blessed Rock of El Monte

Our audit of the 2010 financial statements presented in the preceding section of this report was for the purpose of forming an opinion on such financial statements taken as a whole. The accompanying information shown on the following pages is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the 2010 basic financial statements taken as a whole.

Metairie Louisiana
February 4, 2011

3421 N. Causeway Blvd., Suite 701. Metairie, LA 70002 Telephone (504) 837-0770 . Fax (504) 837-7102

Member of

IGAF Worldwide - Member Firms in Principal Cities . PCAOB - Public Company Accounting Oversight Board

AICPA Centers .. Center for Public Company Audit Firms (SEC)

Governmental Audit Quality Center .. Private Companies Practice Section (PCPS)

F-17

BLESSED ROCK OF EL MONTE

SUPPLEMENTAL INFORMATION

FOR THE YEAR ENDED DECEMBER 31, 2010

A. SCHEDULES OF EXPENSES
2010

General and Administrative:
Administrative - Salaries	$35,260
Marketing and advertising	840
Audit Expense	6,033
Training	152
Credit Reports	274
Office Supplies	7,030
Telephone Expenses	9,405
Social Programming	13,492
Bad Debts	185
Miscellaneous	32

Total	$72,703

Utilities:
Electricity	$18,535
Gas	16,481
Water & Sewer	29,895

Total	$64,911

Repairs and Maintenance:
Maintenance - Contracts	$50,054
Maintenance - Salaries	15,992
Maintenance - Supplies	12,322
Painting and Decorating	31,481
Garbage and Trash Removal	17,395
Exterminating	1,750
Grounds Maintenance	18,713

Total	$147,707

F-18

BLESSED ROCK OF EL MONTE

SUPPLEMENTAL INFORMATION

FOR THE YEAR ENDED DECEMBER 31, 2010

2010
Tax and Insurance:
Real Estate Taxes	$25,423
Property & Liability Insurance	42,499
Payroll Taxes	9,937
Worker’s Compensation	10,146
Health Insurance and other Employee Benefits	2,858
Other Taxes and Insurance	2,424

Total	$93,287

Financial Expenses:
Interest on Mortgages	$175,068
Service Charges	748
Bank Fees	87
Reporting Fee	20,162
Operational Asset Management Fee	16,440
Property Tax Exemption Compliance Fee	1,639
Partnership Management Fee	45,700

Total	$259,844

F-19

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITOR’S REPORT

BLESSED ROCK OF EL MONTE

DECEMBER 31, 2011

BLESSED ROCK OF EL MONTE

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners
Blessed Rock of El Monte

We have audited the accompanying balance sheet of Blessed Rock of El Monte, a California Limited Partnership, as of December 31, 2011 and the related statements of operations, changes in partners’ capital and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the Standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blessed Rock of El Monte as of December 31, 2011 and the results of its operations, changes in partners’ capital and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Metairie, Louisiana

January 27, 2012

3421 N. Causeway Blvd., Suite 701. Metairie, LA 70002 Telephone (504) 837-0770 . Fax (504) 837-7102

Member of

IGAF Worldwide - Member Firms in Principal Cities . PCAOB - Public Company Accounting Oversight Board
AICPA Centers . Center for Public Company Audit Firms (SEC)
Governmental Audit Quality Center . Private Companies Practice Section (PCPS)

F-2

BLESSED ROCK OF EL MONTE

BALANCE SHEET

DECEMBER 31, 2011

ASSETS

Current Assets
Cash	$504,935
Prepaid Operational Asset Management Fees	8,220
Total Current Assets	513,155

Restricted Reserves and Escrows
Tax and Insurance Escrow	51,562
Replacement Reserve	156,955
Tenant Security Deposits	24,208
Total Restricted Reserves and Escrows	232,725

Property and Equipment
Land and Improvements	1,333,738
Buildings	8,158,505
Furniture and Equipment	229,170
Total Property and Equipment	9,721,413
Less: Accumulated Depreciation	(3,059,645)
Property and Equipment, Net	6,661,768

Other Assets
Deferred Fees, Net	8,184

TOTAL ASSETS	$7,415,832

See auditor’s report and accompanying notes to the financial statements.

F-3

BLESSED ROCK OF EL MONTE

BALANCE SHEET

DECEMBER 31, 2011

LIABILITIES AND PARTNERS’ CAPITAL
Current Liabilities
Accounts Payable	$3,231
Accrued Management Fees	4,071
Accrued Interest	12,485
Accrued Expenses	13,700
Current Portion Mortgage Payable	70,686
Prepaid Rents	742
Total Current Liabilities	104,915

Deposits & Prepayment Liabilities
Tenants’ Security Deposits	24,032

Long Term Liabilities
Mortgage Payable	2,125,140
Less: Current Portion	(70,686)
Notes Payable	79,225
Grant Payable	400,000
Accrued Interest, Long Term	252,000
Total Long Term Liabilities	2,785,679

Total Liabilities	2,914,626

Partners’ Equity
Partners’ Equity	4,501,206

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$7,415,832

See auditor’s report and accompanying notes to the financial statements.

F-4

BLESSED ROCK OF EL MONTE

STATEMENT OF OPERATIONS

DECEMBER 31, 2011

Revenue
Rental Income	$973,875
Tenant Charges	1,410
Laundry and Vending	11,549
Total Revenue	986,834
Operating expenses
General and administrative	130,360
Utilities	64,585
Repairs and maintenance	160,813
Tax and insurance	97,331
Interest on financing	168,816
Total Operating Expenses	621,905
Operating Income (Loss)	364,929
Other Income and (Expenses)
Interest income	268
Depreciation and amortization	(237,808)
Operational asset management fee	(16,440)
Property tax exemption compliance fee	(1,688)
Reporting fee	(21,140)
Incentive management fee	(12,000)
Net Other Income and (Expenses)	288,808
Net Income (Loss)	$76,121

See auditor’s report and accompanying notes to the financial statements.

F-5

BLESSED ROCK OF EL MONTE

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

DECEMBER 31, 2011

	General Partners	Limited Partners	Total Partners’ Capital
Balance - January 1, 2011	$(74,583)	$4,531,378	$4,456,795

Net Income (Loss)	761	75,360	76,121

Distributions to Members	(15,855)	(15,855)	(31,710)

Balance - December 31, 2011	$(89,677)	$4,590,883	$4,501,206

Percentages	1%	99%	100%

See auditor’s report and accompanying notes to the financial statements.

F-6

BLESSED ROCK OF EL MONTE

STATEMENT OF CASH FLOWS

DECEMBER 31, 2011

Cash flows from operating activities:
Net Income (Loss)	$76,121
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	237,808
(Increase) decrease in prepaid expenses	40,979
Increase (decrease) in accounts payable	169
Increase (decrease) in security deposits payable	77
Increase (decrease) in accrued management fee	28
Increase (decrease) in prepaid rent	678
Increase (decrease) in accrued interest payable	16,451
Total adjustments	296,190
Net cash provided (used) by operating activities	372,311
Cash flows from investing activities:
Purchase of property and equipment	(49,966)
(Deposit) withdrawal tax and insurance escrows	(40,944)
(Deposit) withdrawal reserve	28,625
(Deposit) withdrawal security deposit account	(99)
Net cash provided (used) by investing activities	(62,384)
Cash flows from financing activities:
Principal payments on mortgage payable	(65,886)
Principal payments on notes payable	(172,290)
Accrued interest payment - notes payable	(838)
Distributions	(31,710)
Net cash provided (used) by financing activities	(270,724)
Net increase (decrease) in cash and equivalents	39,203
Cash and equivalents, beginning of year	465,732
Cash and equivalents, end of year	$504,935
Supplemental disclosures of cash flow information:
Cash paid during the year for: Interest Expense	$153,204

See auditor’s report and accompanying notes to the financial statements.

F-7

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

NOTE A - NATURE OF OPERATIONS

Blessed Rock of El Monte, a California Limited Partnership, (“the Partnership”) was organized on February 14, 1996 to acquire, construct, own and operate a 137-unit apartment project known as Blessed Rock of El Monte (“the Project”) located in El Monte, California (“the Project”). The term of the Partnership shall extend until December 31, 2047, unless sooner terminated as provided in the Partnership Agreement.

The Project is eligible and qualifies for low-income housing tax credits in accordance with Section 42 of the Internal Revenue Code of 1986. Generally, the low-income housing credit is computed as a percentage of the qualified basis of the property including rehabilitation and is allowed annually during a period of ten years commencing with the years the building is placed into service. In addition, in order to qualify for the credit, the Partnership must conform with certain occupancy standards as set forth in the Code.

The General Partner is Everland, Inc. The Managing General Partner is Community Housing Assistance Program, Inc., a non-profit corporation. The Limited Partners are WNC Housing Tax Credit Fund V, L.P., Series 3, and WNC Housing Tax Credit Fund V, L.P., Series 4. The Special Limited Partner is WNC Housing, L.P.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Partnership prepares its financial statements on the accrual basis of accounting consistent with accounting principles generally accepted in the United States of America.

Cash and Cash Equivalents

Cash and cash equivalents include all cash balances and highly liquid investments with a maturity of three months or less at the acquisition date. At December 31, 2011, cash and cash equivalents consist of two unrestricted checking accounts and a petty cash fund. Restricted cash is not considered cash equivalents.

Tenant Accounts Receivable and Bad Debt Expense

Tenant rent charges for the current month are due on the first of the month. Tenants who are evicted or move-out are charged with damages or cleaning fees, if applicable. Tenant receivable consists of amounts due from rental income, security deposit or the charges for damages and cleaning fees. The Partnership does not accrue interest on the tenant receivable balances.

F-8

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Tenant receivables are charged to bad debt expense when they are determined to be uncollectible based upon a periodic review or the accounts by management. Accounting principles generally accepted in the United States of America require that the allowance method be used to recognize bad debts; however, the effect of using the direct write-off method is not materially different from the results that would have been obtained under the allowance method. Bad debts expensed for the year ended December 31, 2011 totaled $433.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives using the straight-line method. Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized. When items of property or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts, and any gain or loss is included in income. The rental property is depreciated over estimated service lives as follows:

Buildings	27.5 - 40 years	Straight-Line
Land Improvements	15 - 20 years	Straight-Line
Furnishings & Equipment	5 - 10 years	Straight-Line

Impairment of Long-Lived Assets

In accordance with Accounting Standards Codification 360-10-05-4, Accounting for the Impairment or Disposal of Long-Lived Assets, the partnership reviews its rental property for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recovered. If the fair value is less than the carrying amount for the asset, an impairment loss is recognized for the difference. No impairment loss has been recognized during the year ended December 31, 2011.

Other Assets

The Partnership incurred financing costs in connection with the mortgage. These costs have been capitalized and are being amortized using the straight-line method over the 16-year terms of the mortgages. In addition, the Partnership incurred costs in connection with obtaining the tax credits, which are being amortized over a term of 15 years. Generally accepted accounting principles require that the effective yield method be used to amortize financing costs; however, the effect of using the straight-line method is not material to the financial statements for the year ended December 31, 2011.

Property Taxes

Property taxes are expensed in the year of lien on the property such that twelve months of expense is charged to operations each period.

F-9

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Rental Income

Rental income is recognized as rentals become due. Rental payments received in advance are deferred until earned. All leases between the Partnership and the tenants of the property are operating leases.

Income Taxes

The Partnership has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The Partnership’s federal tax status as a pass-through entity is based on its legal status as a Partnership. Accordingly, the Partnership is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Partnership has not other tax positions which it must consider for disclosure. There has been no interest or penalties recognized in the statement of income or balance sheet for the year ended December 31, 2011. The Partnership’s tax filings are subject to audit by various taxing authorities, and the open audit periods are 2008 through 2010.

Fair Value

In 2009, the Partnership adopted the Fair Value Measurement topic of the FASB Accounting Standards Codification (ASC) 820 which provides guidance for assets and liabilities which are required to be measured at fair value and requires expanded disclosure for fair value measurement. The standard applies whenever other standards require or permit assets or liabilities to be measured at fair value and does not require any new fair value measurements. The implementation of Fair Value Measurement did not have a material impact on the financial statements for the year ended December 31, 2011.

Accounting Standards Codification

The Financial Accounting Standards Board (“FASB ASC”) became the sole authoritative source of generally accepted accounting principles in the United States of America for periods ending after September 15, 2009. The FASB ASC incorporates all authoritative literature previously issued by a standard setter. Adoption of the FASB ASC has no effect on the Partnership’s financial position, results from operations, partners’ equity, or cash flows. References to the authoritative accounting literature in the notes to the financial statements are to the FASB ASC.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

F-10

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentration of Credit Risk

The Partnership deposits its cash in financial institutions. At times, the account balances may exceed the institution’s federally insured limits. The Partnership has not experienced any losses in such accounts.

The Partnership’s sole asset is the apartment complex. The Partnership’s operations are concentrated in the affordable housing real estate market. In addition, the Partnership operates in a heavily regulated environment. The operations of the Partnership are subject to the administrative directives, rules and regulations of federal, state and local regulatory agencies. Such administrative directives, rules and regulations are subject to change by an act of Congress. Such changes may occur with little notice or inadequate funding to pay for the related cost, including the additional administrative burden, to comply with a change.

NOTE C - INTANGIBLE ASSETS

Intangible assets are amortized over the term of the mortgage loan using the straight line method and, at December 31, 2011, were net of accumulated amortization of $97,857. Amortization expense for the same year ended was $6,899. Estimated aggregated amortization expense for each of the next two years is:

2012	$6,899
2013	1,285
Total	$8,184

NOTE D - MORTGAGE PAYABLE

The Partnership has entered into a mortgage loan agreement in the original amount of $2,720.000. The terms are set forth below:

a.	An interest rate of 7.05% per annum;
b.	Monthly principal and interest payments of $18,188;
c.	A balloon payment of $2,017,000 payable June 1, 2013;
d.	A maturity date of June 1, 2013; and
e.	The funding of a reserve fund for replacing assets of the Project.

F-11

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

NOTE D - MORTGAGE PAYABLE (CONTINUED)

Mortgage loan principal payments for each of the next two years are estimated as follows:

2012	$70,686
2013	2,054,454
$2,125,140

The liability of the Partnership under the mortgage loan is limited to the underlying value of the property and equipment collateral in addition to other amounts deposited with the lender. For the year ended December 31, 2011, interest expense was $151,978 and accrued interest was $12,485.

Replacement Reserve

In accordance with the Partnership Agreement, the Partnership is required to establish and maintain a replacement reserve account for the purpose of capital improvements. The reserve account is to be funded in the amount of $20,544 per year. As of December 31, 2011, the balance of the replacement reserve was $156,955.

NOTE E - NOTES PAYABLE

Notes payable at December 31, 2011 consist of the following:

A 4% note payable in the amount of $250,878 with a term of 15 years, is payable to El Monte Community Redevelopment Agency (“RDA”), secured by a deed of trust and rents from the Project. Payments of interest and principal are made annually beginning on April 1, 2003, and thereafter each April 1, until the outstanding principal balance of note and all accrued interest are paid in full. Payments are to be paid from 50% of the residual rental income, as defined in the promissory note agreement. Payments, if any, are applied first to accrued interest and second to principal on the note. During 2010, all accrued interest and principal was paid in full.

A 1% note payable in the amount of $430,647 with a term of 30 years beginning April 3, 1996, is payable to RDA for various development fees, secured by a deed of trust and rents from the Project. Commencing April 3, 1997, and thereafter on each April 3 for the following six succeeding years, payments of $4,239 were due. Payments increase to $8,478 April 3, 2004 and continue for the next seven succeeding years. On April 3, 2012, payments increase to $32,534 and continue for the next 14 succeeding years, or until paid in full. Payments to be paid from 50% of residual rental income, as defined in promissory note agreement. Payments are applied first to interest. As of December 31, 2011, the balance of the development fee note payable was $79,225. At December 31, 2011, accrued interest on the note was $0.

F-12

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

NOTE E - NOTES PAYABLE (CONTINUED)

Grant loan payable

The Partnership received a loan of $400,000 on April 3, 1996 from the City of El Monte as part of a public program to ensure affordable housing for senior citizen tenants. Interest accrues on the principal amount at 4%, with a term of 55 years. The loan is secured by a deed of trust and rents from the Project. At maturity, the principal amount of the loan and all accrued interest shall be deemed discharged and waived by the City unless there is an occurrence of an event of default, as specified under the loan agreement. If default occurs, the City of El Monte is entitled to exercise its rights and the entire principal amount outstanding and any accrued interest could become due and payable at the option of the City of El Monte. Accrued interest at December 31, 2011 was $252,000.

NOTE F - RELATED PARTY TRANSACTIONS

Operational Asset Management Fee

The Partnership Agreement provides for an asset management fee equal to $10 per unit per month, to accrue to the Managing General Partner and is payable based on the cash flow provisions of the Partnership Agreement. The fee to be paid is cumulative if not paid each year. During the year ended December 31, 2011, an operational asset management fee of $16,440 was expensed and paid. $8,220 remained prepaid at year-end.

Incentive Management Fee

The Partnership shall pay to the General Partner an incentive management fee equal to 40% of Remaining Cash, as defined. The incentive management fee shall be paid from available cash flow and does not accrue from year to year. For the year ended December 31, 2011, an incentive management fee of $12,000 was expensed and paid. No incentive management fee was payable at year-end.

Reporting Fee

The Partnership shall pay to the Limited Partner a reporting fee equal to 15% of the Cash Flow from Operations, as defined, but should not be less than $6,000 for each Limited Partner. The reporting fee shall be paid from available cash flow and accrued from year to year. During the year ended December 31, 2011, a reporting fee of $21,140 was earned and paid, and $0 was payable at year-end.

Property Tax Exemption Compliance Fee

Pursuant to the Partnership Agreement, the Partnership shall pay to the Managing General Partner an annual fee of $1,500 for ensuring the Partnership is in compliance with the Property Tax Exemption requirements. The annual fee shall be increased by 3% each year, beginning in 2007 and continuing each year thereafter. For the year ended December 31, 2011, $1,688 was expensed and paid, and $0 was payable at year-end.

F-13

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

NOTE G - MANAGEMENT FEE

Effective July 19, 2007, the Partnership entered into an agreement with Professional Property Management, LLC (“PPM”), an unrelated party, in connection with the management of the Project’s rental operations. In accordance with the management agreement, PPM earns fees of 5% of monthly gross collections. Fees earned for services rendered in connection with the leasing and operation of the Project amounted to $48,405 for the year ended December 31, 2011. At December 31, 2011, $4,071 in management fees remained payable.

NOTE H - PROFITS, LOSSES AND DISTRIBUTIONS

In general, income (loss), tax credits and cash flow from operations are allocated 98.99% to the Limited Partners, .01% to the Special Limited Partner, .99% to the General Partner and .01% to the Managing General Partner.

Income (loss) and cash flow from sources other than operations will be allocated pursuant to the terms of the Partnership Agreement regarding such.

NOTE I - ADVERTISING

The Partnership expenses advertising costs as they are incurred. Advertising expenses for the year ended December 31, 2011 amounted to $804.

NOTE J - CONTINGENCIES

Housing Tax Credits

As incentive for investment equity, the Partnership applied for and received an allocation certificate for housing tax credits established by the Tax Reform Act of 1986. To qualify for the tax credits, the Partnership must meet certain requirements, including attaining a qualified basis sufficient to support the credit allocation. In addition, tenant eligibility and rental charges are restricted in accordance with Internal Revenue Code Section 42. Management has certified that each tax credit unit has met these qualifications to allow the credits allocated to each unit to be claimed. Compliance with these regulations must be maintained in each of the ten consecutive years of the compliance period. Failure to maintain compliance with occupant eligibility, unit gross rent, or to correct noncompliance within a reasonable time period could result in recapture of previously claimed tax credits plus interest.

F-14

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

NOTE K - SUBSEQUENT EVENTS

FASB ASC 855, Subsequent Events, addresses events which occur after the balance sheet date but before the issuance of financial statements. An entity must record the effects of subsequent events that provide evidence about conditions that existed at the balance sheet date and must disclose but not record the effects of subsequent events which provide evidence about conditions that existed after the balance sheet date. Additionally, Topic 855 requires disclosure relative to the date through which subsequent events have been evaluated and whether that is the date on which the financial statements were issued or were available to be issued. Management evaluated the activity of Blessed Rock of El Monte through January 27, 2012, the date the financial statements were issued, and concluded that no subsequent events have occurred that would require recognition in the Financial Statements or disclosure in the Notes to the Financial Statements.

F-15

ACCOMPANYING INFORMATION

F-16

INDEPENDENT AUDITOR’S REPORT ON INFORMATION

ACCOMPANYING THE BASIC FINANCIAL STATEMENTS

To the Partners

Blessed Rock of El Monte

Our audit of the 2011 financial statements presented in the preceding section of this report was for the purpose of forming an opinion on such financial statements taken as a whole. The accompanying information shown on the following pages is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the 2011 basic financial statements taken as a whole.

Metairie, Louisiana
January 27, 2012

3421 N. Causeway Blvd., Suite 701. Metairie, LA 70002 Telephone (504) 837-0770 . Fax (504) 837-7102

Member of

IGAF Worldwide - Member Firms in Principal Cities . PCAOB - Public Company Accounting Oversight Board

AICPA Centers .. Center for Public Company Audit Firms (SEC)

Governmental Audit Quality Center .. Private Companies Practice Section (PCPS)

F-17

BLESSED ROCK OF EL MONTE

SUPPLEMENTAL INFORMATION

FOR THE YEAR ENDED DECEMBER 31, 2011

A. SCHEDULES OF EXPENSES
2011
General and Administrative:
Administrative - Salaries	$35,246
Management Fee	48,805
Marketing and Advertising	804
Legal Fees	1,679
Audit Expense	6,154
Training	2,271
Credit Reports	324
Office Supplies	8,748
Bank Fees	2,084
Telephone Expenses	9,789
Social Programming	13,871
Bad Debts	433
Miscellaneous	152

Total	$130,360

Utilities:
Electricity	$18,571
Gas	16,535
Water & Sewer	29,479

Total	$64,585

Repairs and Maintenance:
Maintenance - Contracts	$68,193
Maintenance - Salaries	17,358
Maintenance - Supplies	18,095
Painting and Decorating	17,708
Garbage and Trash Removal	17,596
Exterminating	2,230
Grounds Maintenance	19,633

Total	$160,813

F-18

BLESSED ROCK OF EL MONTE

SUPPLEMENTAL INFORMATION

FOR THE YEAR ENDED DECEMBER 31, 2011

2011
Tax and Insurance:
Real Estate Taxes	$26,570
Property & Liability Insurance	42,364
Payroll Taxes	9,279
Worker’s Compensation	10,146
Health Insurance and other Employee Benefits	5,357
Other Taxes and Insurance	3,615
Total	$97,331

F-19

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITOR’S REPORT

BLESSED ROCK OF EL MONTE

DECEMBER 31, 2012

BLESSED ROCK OF EL MONTE

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

Blessed Rock of El Monte

We have audited the accompanying financial statements of Blessed Rock of El Monte, as of December 31, 2012 and the related statements of operations, changes in partners’ equity and cash flows for the year ended December 31, 2012. Blessed Rock of El Monte’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blessed Rock of El Monte as of December 31, 2012 and the result of its operations and its cash flows for the year ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

Metairie, Louisiana
January 25, 2013

F-2

BLESSED ROCK OF EL MONTE

BALANCE SHEET

DECEMBER 31, 2012

ASSETS
Current Assets
Cash	$555,742
Accounts Receivable, Tenants	43
Accounts Receivable, Other	1,380
Prepaid Operational Asset Management Fees	8,220

Total Current Assets	565,385

Restricted Reserves and Escrows
Tax and Insurance Escrow	52,655
Replacement Reserve	177,578
Tenant Security Deposits	23,959

Total Restricted Reserves and Escrows	254,192

Property and Equipment
Land and Improvements	1,333,738
Buildings	8,235,645
Furniture and Equipment	229,170
Total Property and Equipment	9,798,553
Less: Accumulated Depreciation	(3,304,124)

Property and Equipment, Net	6,494,429

Other Assets

Deferred Fees, Net	1,285

TOTAL ASSETS	$7,315,291

See auditor’s report and accompanying notes to the financial statements.

F-3

BLESSED ROCK OF EL MONTE

BALANCE SHEET

DECEMBER 31, 2012

LIABILITIES AND PARTNERS’ CAPITAL
Current Liabilities
Accrued Management Fees	$4,113
Accrued Interest	12,070
Accrued Expenses	13,700
Current Portion Mortgage Payable	2,054,455
Prepaid Rents	104

Total Current Liabilities	2,084,442

Deposits & Prepayment Liabilities
Tenants’ Security Deposits	23,897

Long Term Liabilities
Grant Payable	400,000
Accrued Interest, Long Term	268,000

Total Long Term Liabilities	668,000

Total Liabilities	2,776,339

Partners’ Equity
Partners’ Equity	4,538,952

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$7,315,291

See auditor’s report and accompanying notes to the financial statements.

F-4

BLESSED ROCK OF EL MONTE

STATEMENT OF OPERATIONS

DECEMBER 31, 2012

Revenue
Rental Income	$986,848
Tenant Charges	2,130
Laundry and Vending	9,805
Miscellaneous Revenue	356

Total Revenue	999,139

Operating expenses
General and administrative	133,508
Utilities	69,276
Repairs and maintenance	149,901
Tax and insurance	98,451
Interest on financing	163,152

Total Operating Expenses	614,288

Operating Income (Loss)	384,851

Other Income and (Expenses)
Interest income	122
Depreciation and amortization	(251,378)
Operational asset management fee	(16,440)
Property tax exemption compliance fee	(1,739)
Reporting fee	(26,268)
Incentive management fee	(12,000)

Net Other Income and (Expenses)	307,703

Net Income (Loss)	$77,148

See auditor’s report and accompanying notes to the financial statements.

F-5

BLESSED ROCK OF EL MONTE

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

DECEMBER 31, 2012

	General Partners	Limited Partners	Total Partners’ Capital
Balance - January 1, 2012	$(89,677)	$4,590,883	$4,501,206

Net Income (Loss)	772	76,376	77,148

Distributions to Members	(19,701)	(19,701)	(39,402)

Balance - December 31, 2012	$(108,606)	$4,647,558	$4,538,952

Percentages	1%	99%	100%

See auditor’s report and accompanying notes to the financial statements.

F-6

BLESSED ROCK OF EL MONTE

STATEMENT OF CASH FLOWS

DECEMBER 31, 2012

Cash flows from operating activities:
Net Income (Loss)	$77,148
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	251,378
(Increase) decrease in accounts receivable	(1,423)
Increase (decrease) in accounts payable	(3,231)
Increase (decrease) in security deposits payable	(135)
Increase (decrease) in accrued management fee	42
Increase (decrease) in prepaid rent	(638)
Increase (decrease) in accrued interest payable	15,585
Total adjustments	261,578
Net cash provided (used) by operating activities	338,726

Cash flows from investing activities:
Purchase of property and equipment	(77,140)
(Deposit) withdrawal tax and insurance escrows	(1,093)
(Deposit) withdrawal reserve	(20,623)
(Deposit) withdrawal security deposit account	249
Net cash provided (used) by investing activities	(98,607)

Cash flows from financing activities:
Principal payments on mortgage payable	(70,685)
Principal payments on notes payable	(79,225)
Distributions	(39,402)
Net cash provided (used) by financing activities	(189,312)

Net increase (decrease) in cash and equivalents	50,807
Cash and equivalents, beginning of year	504,935

Cash and equivalents, end of year	$555,742

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest Expense	$147,567

See auditor’s report and accompanying notes to the financial statements.

F-7

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE A - NATURE OF OPERATIONS

Blessed Rock of El Monte, a California Limited Partnership, (“the Partnership”) was organized on February 14, 1996 to acquire, construct, own and operate a 137-unit apartment project known as Blessed Rock of El Monte (“the Project”) located in El Monte, California (“the Project”). The term of the Partnership shall extend until December 31, 2047, unless sooner terminated as provided in the Partnership Agreement.

The Project is eligible and qualifies for low-income housing tax credits in accordance with Section 42 of the Internal Revenue Code of 1986 (“the Code”). Generally, the low-income housing credit is computed as a percentage of the qualified basis of the property including rehabilitation and is allowed annually during a period of ten years commencing with the years the building is placed into service. In addition, in order to qualify for the credit, the Partnership must conform with certain occupancy standards as set forth in the Code.

The General Partner is Everland, Inc. The Managing General Partner is Community Housing Assistance Program, Inc., a non-profit corporation. The Limited Partners are WNC Housing Tax Credit Fund V, L.P., Series 3, and WNC Housing Tax Credit Fund V, L.P., Series 4. The Special Limited Partner is WNC Housing, L.P.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Partnership prepares its financial statements on the accrual basis of accounting consistent with accounting principles generally accepted in the United States of America.

Cash and Cash Equivalents

Cash and cash equivalents include all cash balances and highly liquid investments with a maturity of three months or less at the acquisition date. At December 31, 2012, cash and cash equivalents consist of two unrestricted checking accounts and a petty cash fund. Restricted cash is not considered cash equivalents.

Tenant Accounts Receivable and Bad Debt Expense

Tenant rent charges for the current month are due on the first of the month. Tenants who are evicted or move-out are charged with damages or cleaning fees, if applicable. Tenant receivable consists of amounts due from rental income, security deposit or the charges for damages and cleaning fees. The Partnership does not accrue interest on the tenant receivable balances.

F-8

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Tenant receivables are charged to bad debt expense when they are determined to be uncollectible based upon a periodic review or the accounts by management. Accounting principles generally accepted in the United States of America require that the allowance method be used to recognize bad debts; however, the effect of using the direct write-off method is not materially different from the results that would have been obtained under the allowance method. Bad debts expensed for the year ended December 31, 2012 totaled $56.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives using the straight-line method. Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized. When items of property or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts, and any gain or loss is included in income. The rental property is depreciated over estimated service lives as follows:

Buildings	27.5 - 40 years	Straight-Line
Land Improvements	15 - 20 years	Straight-Line
Furnishings & Equipment	5 - 10 years	Straight-Line

Impairment of Long-Lived Assets

In accordance with Accounting Standards Codification 360-10-05-4, Accounting for the Impairment or Disposal of Long-Lived Assets, the partnership reviews its rental property for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recovered. If the fair value is less than the carrying amount for the asset, an impairment loss is recognized for the difference. No impairment loss has been recognized during the year ended December 31, 2012.

Other Assets

The Partnership incurred financing costs in connection with the mortgage. These costs have been capitalized and are being amortized using the straight-line method over the 16-year terms of the mortgages. In addition, the Partnership incurred costs in connection with obtaining the tax credits, which are being amortized over a term of 15 years. Generally accepted accounting principles require that the effective yield method be used to amortize financing costs; however, the effect of using the straight-line method is not material to the financial statements for the year ended December 31, 2012.

Property Taxes

Property taxes are expensed in the year of lien on the property such that twelve months of expense is charged to operations each period.

F-9

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Rental Income

Rental income is recognized as rentals become due. Rental payments received in advance are deferred until earned. All leases between the Partnership and the tenants of the property are operating leases.

Income Taxes

The Partnership has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The Partnership’s federal tax status as a pass-through entity is based on its legal status as a Partnership. Accordingly, the Partnership is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Partnership has not other tax positions which it must consider for disclosure. There has been no interest or penalties recognized in the statement of income or balance sheet for the year ended December 31, 2012. The Partnership’s tax filings are subject to audit by various taxing authorities, and the open audit periods are 2009 through 2011.

Fair Value

In 2009, the Partnership adopted the Fair Value Measurement topic of the FASB Accounting Standards Codification (ASC) 820 which provides guidance for assets and liabilities which are required to be measured at fair value and requires expanded disclosure for fair value measurement. The standard applies whenever other standards require or permit assets or liabilities to be measured at fair value and does not require any new fair value measurements. The implementation of Fair Value Measurement did not have a material impact on the Partnership’s financial statements for the year ended December 31, 2012.

Accounting Standards Codification

The Financial Accounting Standards Board (“FASB ASC”) became the sole authoritative source of generally accepted accounting principles in the United States of America for periods ending after September 15, 2009. The FASB ASC incorporates all authoritative literature previously issued by a standard setter. Adoption of the FASB ASC has no effect on the Partnership’s financial position, results from operations, partners’ equity, or cash flows. References to the authoritative accounting literature in the notes to the financial statements are to the FASB ASC.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

F-10

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentration of Credit Risk

The Partnership maintains its cash balances and reserve balances in bank deposits that at times may exceed federally insured limits. The Partnership has not experienced any losses associated with these deposits. The Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

The Partnership’s sole asset is the apartment complex. The Partnership’s operations are concentrated in the affordable housing real estate market. In addition, the Partnership operates in a heavily regulated environment. The operations of the Partnership are subject to the administrative directives, rules and regulations of federal, state and local regulatory agencies. Such administrative directives, rules and regulations are subject to change by an act of Congress. Such changes may occur with little notice or inadequate funding to pay for the related cost, including the additional administrative burden, to comply with a change.

NOTE C - INTANGIBLE ASSETS

Intangible assets are amortized over the term of the mortgage loan using the straight line method and, at December 31, 2012, were net of accumulated amortization of $104,756. Amortization expense for the same year ended was $6,899.

Estimated aggregated amortization expense for 2013 is $1,285.

NOTE D - MORTGAGE PAYABLE

The Partnership has entered into a mortgage loan agreement in the original amount of $2,720.000. The loan agreement provides, among other things, for the following:

a.	An interest rate of 7.05% per annum;
b.	Monthly principal and interest payments of $18,188;
c.	A balloon payment of $2,017,000 payable June 1, 2013;
d.	A maturity date of June 1, 2013; and
e.	The funding of a reserve fund for replacing assets of the Project.

The mortgage loan matures in 2013 and all principal is due.

The liability of the Partnership under the mortgage loan is limited to the underlying value of the property and equipment collateral in addition to other amounts deposited with the lender. For the year ended December 31, 2012, interest expense was $147,152 and accrued interest was $12,070.

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BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE D - MORTGAGE PAYABLE (CONTINUED)

Replacement Reserve

In accordance with the Partnership Agreement, the Partnership is required to establish and maintain a reserve for replacements account for the purpose of capital improvements. The reserve account is to be funded in the amount of $20,544 per year. As of December 31, 2012, the balance of the replacement reserve was $177,578.

NOTE E - OTHER LONG TERM LIABILITIES

Note payable

The Partnership entered into a 1% note payable in the amount of $430,647 with a term of 30 years beginning April 3, 1996, payable to El Monte Redevelopment Agency (“RDA”) for various development fees, secured by a deed of trust and rents from the Project. Commencing April 3, 1997, and thereafter on each April 3 for the following six succeeding years, payments of $4,239 were due. Payments increased to $8,478 on April 3, 2004 and continued for the next seven succeeding years. On April 3, 2012, payments increased to $32,534 and were to continue for the next 14 succeeding years, or until paid in full. Payments were to be paid from 50% of residual rental income, as defined in the promissory note agreement, applied first to interest. As of December 31, 2012, the balance of the development fee note payable was $0. At December 31, 2012, accrued interest on the note was $0.

Grant loan payable

The Partnership received a loan of $400,000 on April 3, 1996 from the City of El Monte as part of a public program to ensure affordable housing for senior citizen tenants. Interest accrues on the principal amount at 4%, with a term of 55 years. The loan is secured by a deed of trust and rents from the Project. At maturity, the principal amount of the loan and all accrued interest shall be deemed discharged and waived by the City unless there is an occurrence of an event of default, as specified under the loan agreement. If default occurs, the City of El Monte is entitled to exercise its rights and the entire principal amount outstanding and any accrued interest could become due and payable at the option of the City of El Monte. For the year ended December 31, 2012, interest expense was $16,000. Accrued interest at December 31, 2012 was $268,000.

NOTE F - RELATED PARTY TRANSACTIONS

Operational Asset Management Fee

The Partnership Agreement provides for an asset management fee equal to $10 per unit per month, to accrue to the Managing General Partner and is payable based on the cash flow provisions of the Partnership Agreement. The fee to be paid is cumulative if not paid each year. During the year ended December 31, 2012, an operational asset management fee of $16,440 was expensed and paid and $8,220 remained prepaid at year-end.

F-12

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE F - RELATED PARTY TRANSACTIONS (CONTINUED)

Incentive Management Fee

The Partnership shall pay to the General Partner an incentive management fee equal to 40% of Remaining Cash, as defined. The incentive management fee shall be paid from available cash flow and does not accrue from year to year. For the year ended December 31, 2012, an incentive management fee of $12,000 was expensed and paid. No incentive management fee was payable at year-end.

Reporting Fee

The Partnership shall pay to the Limited Partner a reporting fee equal to 15% of the Cash Flow from Operations, as defined, but should not be less than $6,000 for each Limited Partner. It shall be paid from available cash flow and accrued from year to year. During the year ended December 31, 2012, a reporting fee of $26,268 was earned and paid. No reporting fee was payable at year-end.

Property Tax Exemption Compliance Fee

Pursuant to the Partnership Agreement, the Partnership shall pay to the Managing General Partner an annual fee of $1,500 for ensuring the Partnership is in compliance with the Property Tax Exemption requirements. The annual fee shall be increased by 3% each year, beginning in 2007 and continuing each year thereafter. For the year ended December 31, 2012, $1,739 was expensed and paid. No property tax exemption compliance fee was payable at year-end.

NOTE G - MANAGEMENT FEE

Effective July 19, 2007, the Partnership entered into an agreement with Professional Property Management, LLC (“PPM”), an unrelated party, in connection with the management of the Project’s rental operations. In accordance with the management agreement, PPM earns fees of 5% of monthly gross collections. Fees earned for services rendered in connection with the leasing and operation of the Project amounted to $49,438 for the year ended December 31, 2012. At December 31, 2012, $4,113 in management fees remained payable.

NOTE H - ADVERTISING

The Partnership expenses advertising costs as they are incurred. Advertising expenses for the year ended December 31, 2012 amounted to $868.

F-13

BLESSED ROCK OF EL MONTE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE I - PROFITS, LOSSES AND DISTRIBUTIONS

In general, income (loss), tax credits and cash flow from operations are allocated 98.99% to the Limited Partners, .01% to the Special Limited Partner, .99% to the General Partner and .01% to the Managing General Partner.

Income (loss) and cash flow from sources other than operations will be allocated pursuant to the terms of the Partnership Agreement regarding such.

NOTE J - CONTINGENCIES

Housing Tax Credits

As incentive for investment equity, the Partnership applied for and received an allocation certificate for housing tax credits established by the Tax Reform Act of 1986. To qualify for the tax credits, the Partnership must meet certain requirements, including attaining a qualified basis sufficient to support the credit allocation. In addition, tenant eligibility and rental charges are restricted in accordance with Internal Revenue Code Section 42. Management has certified that each tax credit unit has met these qualifications to allow the credits allocated to each unit to be claimed. Compliance with these regulations must be maintained in each of the ten consecutive years of the compliance period. Failure to maintain compliance with occupant eligibility, unit gross rent, or to correct noncompliance within a reasonable time period could result in recapture of previously claimed tax credits plus interest.

Mortgage Maturity

The Project’s senior debt matures during 2013. Ownership has not discussed a plan for refinancing this debt as of the reporting date of this financial statement.

NOTE K - SUBSEQUENT EVENTS

FASB ASC 855, Subsequent Events, addresses events which occur after the balance sheet date but before the issuance of financial statements. An entity must record the effects of subsequent events that provide evidence about conditions that existed at the balance sheet date and must disclose but not record the effects of subsequent events which provide evidence about conditions that existed after the balance sheet date. Additionally, Topic 855 requires disclosure relative to the date through which subsequent events have been evaluated and whether that is the date on which the financial statements were issued or were available to be issued. Management evaluated the activity of Blessed Rock of El Monte through January 25, 2013, the date the financial statements were issued, and concluded that no subsequent events have occurred that would require recognition in the Financial Statements or disclosure in the Notes to the Financial Statements.

F-14

ACCOMPANYING INFORMATION

F-15

INDEPENDENT AUDITOR’S REPORT ON INFORMATION

ACCOMPANYING THE BASIC FINANCIAL STATEMENTS

To the Partners

Blessed Rock of El Monte

We have audited the financial statements of Blessed Rock of El Monte as of and for the year ended December 31, 2012, and our report thereon dated January 25, 2013, which expressed an unmodified opinion on those financial statements, appears on page 3. Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The Supplemental Schedule of Expenses are presented for purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

Metairie, Louisiana
January 25, 2013

F-16

BLESSED ROCK OF EL MONTE

SUPPLEMENTAL INFORMATION

FOR THE YEAR ENDED DECEMBER 31, 2012

A. SCHEDULES OF EXPENSES
2012

General and Administrative:
Site Management Payroll	$35,582
Management Fee	49,348
Marketing and Advertising	868
Legal Fees	910
Audit Expense	6,216
Training	5,839
Credit Reports	132
Office Supplies	9,112
Bank Fees	1,143
Telephone Expenses	10,214
Social Programming	14,067
Bad Debts	56
Miscellaneous	21

Total	$133,508

Utilities:
Electricity	$18,192
Gas	13,099
Water & Sewer	37,985

Total	$69,276

Repairs and Maintenance:
Maintenance - Contracts	$54,913
Maintenance - Salaries	16,728
Maintenance - Supplies	20,013
Painting and Decorating	15,384
Garbage and Trash Removal	18,043
Exterminating	2,430
Grounds Maintenance	22,390

Total	$149,901

F-17

BLESSED ROCK OF EL MONTE

SUPPLEMENTAL INFORMATION

FOR THE YEAR ENDED DECEMBER 31, 2012

2012
Tax and Insurance:
Real Estate Taxes	$26,816
Property & Liability Insurance	42,496
Payroll Taxes	8,726
Worker’s Compensation	10,488
Health Insurance and other Employee Benefits	6,310
Other Taxes and Insurance	3,615

Total	$98,451

F-18